SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

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        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))

                         [X] Definitive Proxy Statement

                       [ ] Definitive Additional Materials

                    [ ] Soliciting Material under Rule 14a-12

                               ESCALA GROUP, INC.
                               ------------------

                (Name of Registrant as Specified In Its Charter)

               Payment of Filing Fee (Check the appropriate box):

                              [X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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      paid previously. Identify the previous filing by registration statement
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                               ESCALA GROUP, INC.



October 27, 2005

To Our Stockholders:

         You are cordially invited to attend the annual meeting of stockholders of Escala Group, Inc. (formerly "Greg Manning Auctions, Inc."), which will be held at the offices of Kramer Levin Naftalis & Frankel LLP located at 1177 Avenue of the Americas, New York, NY 10036, on Wednesday, December 14, 2005, at 10:00 AM Eastern Standard Time.

         The notice of annual meeting and proxy statement covering the formal business to be conducted at the annual meeting follow this letter.

         We hope that you will attend the annual meeting in person. Whether or not you plan to attend, please complete, sign, date and return the enclosed proxy card promptly in the accompanying reply envelope to assure that your shares are represented at the meeting.

                                    Sincerely,
                                    [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                    MARTHA HUSICK
                                    Secretary










   Escala Group, Inc. 623 Fifth Avenue, 27th Floor, New York, New York 10017
          Phone 212 421 9400 / Fax 212 421 2535 / www.escalagroup.com

                               ESCALA GROUP, INC.
                                623 Fifth Avenue
                            New York, New York 10017

--------------------------------------------------------------------------------
                  NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

      The annual meeting of stockholders of Escala Group, Inc. will be held at the offices of Kramer Levin Naftalis & Frankel LLP, located at 1177 Avenue of the Americas, New York, NY 10036, on Wednesday, December 14, 2005, at 10:00 AM Eastern Standard Time, for the following purposes:

      o to elect three directors to serve for terms of three years and until their respective successors have been duly elected and qualified;

      o     to approve the Greg Manning 2000 Plan Incentive Compensation
            Program;

      o     to approve the Jose Miguel Herrero Incentive Compensation Program;

      o to ratify the appointment of Amper, Politziner & Mattia P.C. as Escala's independent registered public accounting firm for the fiscal year ending June 30, 2006; and

      o to transact such other business as may be properly brought before the meeting and any adjournment or postponement thereof.

      Stockholders of record at the close of business on October 17, 2005, are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement. Whether or not you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card in the reply envelope provided, which requires no postage if mailed in the United States. Stockholders attending the annual meeting may vote in person even if they have returned a proxy card. By promptly returning your proxy card, you will greatly assist us in preparing for the annual meeting.

                                    By order of the Board of Directors
                                    [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                    MARTHA HUSICK
                                    Secretary

New York, New York
October 27, 2005

                               ESCALA GROUP, INC.
                     (formerly Greg Manning Auctions, Inc.)

                               PROXY STATEMENT FOR
                       2005 ANNUAL MEETING OF STOCKHOLDERS
                         To be held on December 14, 2005

      Commencing on or about October 28, 2005, this proxy statement and the enclosed form of proxy card are being mailed to stockholders of Escala Group, Inc., a Delaware corporation ("Escala" or the "Company"), in connection with the Company's Board of Directors' solicitation of proxies for use at the annual meeting of Escala stockholders and at any adjournment or postponement. The annual meeting is being held at the offices of Kramer Levin Naftalis & Frankel LLP, located at 1177 Avenue of the Americas, New York, NY 10036, on Wednesday, December 14, 2005, at 10:00 AM Eastern Standard Time, for the purposes described in this proxy statement.

      Escala's annual report is included with this proxy statement. It contains Escala's financial statements for fiscal year 2005 (under the name "Greg Manning Auctions, Inc.") and other information concerning Escala.

      During the ten days prior to the annual meeting, a list of stockholders entitled to vote at the annual meeting will be available for examination by stockholders at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, on Wednesday, December 14, 2005, at 10:00 AM Eastern Standard Time during ordinary business hours. A stockholder list will also be available for examination at the annual meeting.

      If you are unable to attend the annual meeting, you may vote by proxy on any matter to come before the meeting. The Board of Directors is, by means of this proxy statement, soliciting your proxy. Any proxy given pursuant to this solicitation and received in time for the annual meeting will be voted as specified on the proxy card. If no instructions are given, proxies will be voted
(1) FOR election of the nominees named below under the caption "Election of Directors," (2) FOR approval of the Greg Manning 2000 Plan Incentive Compensation Program, (3) FOR approval of the Jose Miguel Herrero Incentive Compensation Program, (4) FOR ratification of the appointment of Amper, Politziner & Mattia P.C. as Escala's independent registered public accountants for the fiscal year ending June 30, 2006, and (5) in the discretion of the proxies named on the proxy card, with respect to any other matters properly brought before the annual meeting.

      You may vote by telephone, over the Internet, by mail and in person, as described in the attached proxy materials. Attendance in person at the annual meeting will not of itself revoke a proxy, but any stockholder who does attend the annual meeting may revoke a proxy orally and vote in person. Proxies may be revoked at any time before they are voted by submitting a properly executed proxy with a later date or by sending a written notice of revocation to Escala's corporate secretary at Escala's principal executive offices.

      The holders of a majority of the outstanding shares of Escala common stock entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted in any manner are included in determining the number of votes present and for purposes of determining whether a quorum is present.

      In order to be elected, a nominee for director must receive a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The affirmative vote of the holders of a majority of the issued and outstanding shares of common stock present in person or by proxy and entitled to vote on the matter is required to approve the Greg Manning 2000 Plan Incentive Compensation Program, to approve the Jose Miguel Herrero Incentive Compensation Program and to ratify the appointment of the independent registered public accountants. In all cases abstentions and Broker Shares that are not voted will not be included in determining the number of votes cast. A "withheld" vote on a

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director nominee will have no direct effect on the election. An abstention on one of the other items will have the effect of a vote against approval of that item. Broker shares that are not voted on a given matter will not be included in determining the number of votes entitled to vote on the matter, and therefore will have no effect on the outcome of the vote on that matter. Escala has appointed an inspector who will determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and will receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting or any stockholder entitled to vote at the meeting, the inspectors will make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them will be prima facie evidence of the facts stated and of the vote as certified by them.

      Only stockholders of record at the close of business on October 17, 2005 are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement. As of the close of business on October 17, 2005, there were 27,728,820 shares of Escala common stock outstanding. Each share of common stock entitles the record holder to one vote on all matters properly brought before the annual meeting and any adjournment or postponement, with no cumulative voting.

      As of October 17, 2005, executive officers and directors of Escala owned, in the aggregate, approximately 78% of the outstanding common stock (including for this purpose approximately 68% owned by Afinsa Bienes Tangibles, S.A. ("Afinsa") and its wholly owned subsidiary, Auctentia, S.L. ("Auctentia".)) They have indicated that they intend to vote in the manner recommended by the Board of Directors.

PROPOSAL 1 - ELECTION OF DIRECTORS

      The Company's directors are elected at the annual meeting of stockholders. Escala's restated certificate of incorporation provides that the members of Escala's Board of Directors must be divided into three classes, as nearly equal in size as possible, with the term of office of one class expiring each year. Accordingly, in any given year only those directors belonging to one class may be changed and it would take elections in three consecutive years to change the entire Board of Directors. At the upcoming annual meeting, three directors will be elected to serve three-year terms (until the third succeeding annual meeting, in 2008) and until their respective successors are duly elected and qualified. Unless authority to vote for the election of directors is withheld, the enclosed proxy will be voted FOR the election of the nominees named below.

      Gregory N. Roberts, Mark B. Segall and Jose Miguel Herrero have been nominated by the Board of Directors for election to the Board, to serve until the third succeeding annual meeting, in 2008, and until their respective successors are duly elected and qualified. No other nominations were submitted.

      Esteban Perez and Scott S. Rosenblum have been elected, and Antonio Martins da Cruz and Rafael del Valle-Iturriaga have been appointed, to serve until the 2006 annual meeting of stockholders.

      Greg Manning, James M. Davin and Carlos de Figueiredo have been elected to serve until the 2007 annual meeting of stockholders.

      Escala's restated certificate of incorporation provides that directors may be removed only for cause and that any such removal must be approved by the affirmative vote of at least a majority of the outstanding shares of Escala capital stock entitled to vote generally in the election of directors cast at a meeting of stockholders called for that purpose.

Information Concerning Directors

      You will find below background information with respect to the nominees for election and the directors whose terms of office will continue after the upcoming annual meeting. See "Security Ownership of


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Certain Beneficial Owners and Management" for information regarding their holdings of Escala common stock.

NOMINEES FOR DIRECTORS WHOSE TERMS EXPIRE IN 2008

      Gregory N. Roberts, age 43, a director since February 2000, is the President of Escala Group's North American Coin Division, which includes Spectrum Numismatics and A-Mark Precious Metals. Mr. Roberts has been President of Spectrum since the early 1990s. He is also a lifetime member of the Professional Numismatics Guild.

      Mark B. Segall, age 43, a director since December 1999, has since June 2003 served as Chairman and CEO of Kidron Corporate Advisors, LLC, which provides M&A and corporate consulting services. Until June 2003, he was Chief Executive Officer of Investec Inc., the U.S. Investment Banking arm of The Investec Group. Mr. Segall was a partner at Kramer Levin Naftalis & Frankel LLP, a New York law firm, from 1996 through 1999. Mr. Segall serves on Board of Directors of Answers Corporation, The Comtech Group and Integrated Asset Management.

      Jose Miguel Herrero, age 50, was appointed as President and CEO of Escala Group on September 28, 2005 and as a director of the Company on September 24, 2003. In 2001 he founded and thereafter served as managing partner of High Ground, a corporate finance firm focused on technology and innovation. In 1996 he founded and through 2000 served as CEO of LaNetro, S.A., an internet company based in Spain. Prior to that, he served as managing partner of Berinor Associates. Mr. Herrero received his B.S. in Electrical Engineering and Computer Science and M.S. in Electrical Engineering from Santa Clara University, California, and obtained an M.B.A. in Finance and International Operations from U.C. Berkeley. Mr. Herrero has held board positions in several companies and, until his relocation to the United States on behalf of the Company, was a member of the "Circulo de Empresarios", a prominent think tank in Spain, and a member of its committee on Corporate Governance.

      The Board of Directors recommends that stockholders vote FOR the election of the nominees named above.

DIRECTORS WHOSE TERMS EXPIRE IN 2006

      Antonio Martins da Cruz, age 58, was appointed a director of the Company on September 28, 2005. Since 2004, Mr. Martins da Cruz has served as Professor of International Relations at the University Lusiada, Lisbon, Portugal. From 2002 to 2003 Mr. Martins da Cruz was the Portuguese Minister for Foreign Affairs and from 1999 to 2001 was the Portuguese Ambassador to Spain. From 1994 to 1999 Mr. Martins da Cruz served as the Portuguese Ambassador to NATO and from 1985 to 1994 served as National Security Adviser and Head of the Portuguese Prime Minister's diplomatic advisers. Mr. Martins da Cruz is graduated in Law from the University of Lisbon, Portugal and International Economic Relations from the University of Geneva, Switzerland.

      Esteban Perez, age 63, has been a director of Escala Group since January 2001 and Chairman of the Board of Directors since December 12, 2002. Mr. Perez currently acts as Chief Corporate Strategy Officer for the Company. Mr. Perez was Chairman of Tubacex S.A., a listed company in the Spanish Stock Exchange, from which he departed in 1993, and now is Chairman of Auctentia, S.A. Mr. Perez is also Chairman of the Board of Finarte Espana, an art auction house in Madrid. For the past five years, Mr. Perez has represented Afinsa Bienes Tangibles, S.A as member of the Board of Trustees and the Art Committee in the Guggenheim Museum of Bilbao. He is currently Vice-Chairman of International Auctioneers, a strategic alliance of leading art auction houses. Mr. Perez is graduated in Economics and Law by the Deusto University, Bilbao.

      Rafael del Valle-Iturriaga, age 50, was appointed a director of the Company on September 28, 2005. Since December 2004, Mr. del Valle-Iturriaga has been the Chief Executive Officer of Saarema Inversiones, a private equity firm based in Madrid, Spain. Mr. Mr. del Valle-Iturriaga was the Managing Director and Head of the Iberian Division of Bank of America N.A., Madrid, Spain from October 20 to December 2004. Mr. del Valle-Iturriaga's financial career started in 1979 at the Chase Manhattan Bank N.A., which he left in 1991 as


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Head of Commercial Banking, Madrid, Spain. Mr. Mr. del Valle-Iturriaga received his B.A. in Law from the University of Deusto (Bilbao), Spain and his B.A. in Business Administration from ICADE University, Madrid, Spain.

      Scott S. Rosenblum, age 55, has been a director of the Company since December 1992. Since 1991, Mr. Rosenblum has been a partner in the law firm of Kramer Levin Naftalis & Frankel LLP and currently serves on the firm's Executive Committee as well as Chairman of the Corporate Department. From 1993 to 2000, Mr. Rosenblum was Managing Partner of the firm. Mr. Rosenblum received his J.D. degree from the University of Pennsylvania and his A.B. from Dartmouth College.

      Anthony Bongiovanni and Emilio Ballester, formerly members of the Board in the class whose term expires in 2006, resigned from the Board on September 27, 2005, citing business reasons.

DIRECTORS WHOSE TERMS EXPIRE IN 2007

      Greg Manning, age 59, was appointed as President, North American and Asian Philatelic Auction Division on September 28, 2005. Mr. Manning also serves as First Vice Chairman of the Board. Mr. Manning was Chairman of the Board of the Company since its inception in 1981 through December 2002, and served as the Company's Chief Executive Officer from December 8, 1992 to September 28, 2005. Mr. Manning was the Company's President from 1981 until August 12, 1993 and from March 8, 1995 to September 27, 2005.

      James M. Davin, age 59, a director since February 2000, has since 1993 been President of Davin Capital Corporation, a private investment company and Davin Capital, L.P., a private investment partnership. Mr. Davin is also a former member of the Advisory Board of the Georgetown University School of Business, from which he graduated in 1967. Mr. Davin's investment career started in 1969 at Credit Suisse First Boston, which he left in 1988 as Managing Director to join Drexel Burnham Lambert Group, Inc. in 1990. Mr. Davin left Drexel as Executive Vice President, Senior Trading Official, a position mandated by the SEC under the company's agreement with the US District Attorney's office, after which he joined Lehman Brothers. Mr. Davin left Lehman Brothers in 1993 as Managing Director to serve as Vice Chairman of Craig Drill Capital, a private investment fund in New York. Mr. Davin has been an active member of the National Association of Securities Dealers, for which he was Chairman and Vice Chairman of Governors in 1987 as well as a board member from 1985 until 1988. Mr. Davin received his B.S. in Business Administration from Georgetown University.

      Carlos de Figueiredo, age 39, was appointed a director and Second Vice Chairman of the Company in September 24, 2003. He has a B.S. in Theoretical Physics from Universidad Complutense, Madrid, and MBA from Instituto de Empresa, also in Madrid. He was Purchasing and Maintenance Manager of Afinsa Bienes Tangibles, S.A. from 1990 until 1995, and General Manager of Filafinsa (Philatelic Division of Afinsa Bienes Tangibles, S.A.) from 1995 until 2002. He was also Administrator of Auctentia since 2002. At present he is Member of the Board of Directors of Afinsa Bienes Tangibles, S.A. (since 1998), Member of the Board of Trustees of the Fundacion Albertino de Figueiredo para la Filatelia (since 1999), Member of the European Philatelic Academy (since 2003), President of ACOFIL (Association of Portuguese Philatelic Dealeres) and President of ASCAT (International Association of Philatelic Catalogues, Albums and Magazines Publishers) since 2004, and Member of the WADP Executive Committee (World Association for the Development of Philately, which is an organization belonging to UPU, Universal Postal Union) since 2005.


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                     CORPORATE GOVERNANCE AND BOARD MATTERS

Controlled Corporation

      The Nasdaq Stock Market, Inc. has adopted Marketplace Rules with respect to certain corporate governance matters, including requirements for a board consisting of a majority of independent directors, executive sessions of independent directors and independent compensation and nominating committees, among others. Under such Marketplace Rules, a company of which more than 50% of the voting power is held by an individual, group or another company, referred to as a "controlled company," is exempt from these requirements (other than the requirement for executive sessions of independent directors). We are a controlled company under the Nasdaq Marketplace Rules, because, as of October 17, 2005, Afinsa and Auctentia collectively beneficially owned approximately 68% of the voting power of our stock. On this basis, we are relying on the exemption from these Nasdaq Marketplace Rules.

Meetings

      The Board of Directors met seven times in fiscal 2005 (including meetings by electronic conference). Each director attended at least 75% of the meetings of the Board of Directors and of the committees, if any, of which he was a member.

      Under the Company's policy, each director of the Company is expected to be present at annual meetings of stockholders, absent exigent circumstances that prevents his attendance. Where a director is unable to attend an annual meeting in person but is able to do so by electronic conferencing, the Company will arrange for the director's participation by means where the director can hear, and be heard, by those present at the meeting. All the directors of the Company (who were then directors) attended the 2004 annual meeting of stockholders.

Board Committees

Audit Committee

      The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the integrity of the Company's financial statements; the independence, qualifications and performance of the Company's independent auditors; the Company's compliance with legal and regulatory requirements; the performance of the Company's internal audit function and internal audit firm and the oversight of the Company's system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established. The Committee is directly responsible for the appointment, compensation, retention, termination and oversight of the work of the independent auditors and any other accounting firm engaged for the purpose of preparing an audit report or performing other audit, review or attest services for the Company (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.

      During the fiscal year ended June 30, 2005, the Audit Committee was comprised of James M. Davin (Chairman), Jose Miguel Herrero and Mark B. Segall. The Board determined that the members qualified as "independent" under the applicable standards. In July 2005, Jose Miguel Herrero resigned from the Audit Committee. Rafael del Valle-Iturriaga, who was also determined by the Board to be "independent", was appointed to the Audit Committee on September 28, 2005.

      The Board believes that all the members of the Audit Committee have sufficient experience, knowledge and other personal qualities to be considered "financially literate" and be active, effective and contributing members of the Audit Committee. While the Board has not determined that any member of the Audit Committee qualifies as an "audit committee financial expert" under the SEC's technical definition, the Board believes that because the members have relevant qualities and experience which are not captured in the definition, and because of their past effectiveness as members of the Board and the Audit Committee, it is

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appropriate that the Audit Committee not have such an "audit committee financial expert" under the Company's current conditions and circumstances.

      The roles and responsibilities of the Audit Committee are set forth in a written Audit Committee Charter, a copy of which is attached to this Proxy Statement as Exhibit A.

      The Audit Committee met 30 times during fiscal 2005.

Compensation Committee

      During the year ended June 30, 2005, the Compensation Committee consisted of Esteban Perez (Chairman), James M. Davin, Greg Manning, Scott S. Rosenblum and Carlos de Figueiredo. The Compensation Committee makes recommendations to the Board regarding compensation to executive officers. The Compensation Committee met six times during fiscal 2005. The roles and responsibilities of the Compensation Committee are set forth in a written Charter, a copy of which is attached to this Proxy Statement as Exhibit B.

Nominating and Corporate Governance Committee

      The principal responsibilities of the Nominating and Corporate Governance Committee are to determine the slate of director nominees for election to the Company's Board of Directors and identify and recommend candidates to fill vacancies occurring between annual stockholder meetings. The roles and responsibilities of the Nominating and Corporate Governance Committee are set forth in a written Charter, a copy of which is attached to this Proxy Statement as Exhibit C. During the year ended June 30, 2005, the members of the Nominating and Corporate Governance Committee were Esteban Perez (Chairman), James M. Davin, Jose Miguel Herrero and Greg Manning.

      The Nominating and Corporate Governance Committee works with the Board to determine the appropriate characteristics, skills, and experiences for the Board as a whole and its individual members. The Committee believes that members of the Company's Board of Directors must posses certain basic personal and professional qualities in order to properly discharge their fiduciary duties to stockholders, provide effective oversight of the management of the Company and monitor the Company's adherence to principles of sound corporate governance. These qualities, which are only threshold criteria and are subject to limited exceptions, include integrity, absence of conflict of interest which would impair the ability to serve, fair and equal representation, achievement, oversight, business understanding and available time.

      The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the Board's ability to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company's affairs that its directors have accumulated during their tenure. Accordingly, the process of the Committee for identifying nominees reflects the Company's practice of re-nominating incumbent directors who continue to satisfy the Committee's criteria for membership on the Board, whom the Committee believes continue to make important contributions to the Board and who consent to continue their service on the Board.

      The Committee will identify and evaluate new candidates for election to the Board where there is no qualified and available incumbent, including for the purpose of filling vacancies arising by reason of the resignation, retirement, removal, death or disability of an incumbent director or a decision of the directors to expand the size of the Board. The Committee will solicit recommendations for nominees from persons that the Committee believes are likely to be familiar with qualified candidates. These persons may include members of the Board, including members of the Committee, and management of the Company. The Committee may also determine to engage a professional search firm to assist in identifying qualified candidates. As to each recommended candidate that the Committee believes merits consideration, the Committee will cause to be assembled information concerning the background and qualifications of the candidate, including information concerning the candidate required to be disclosed in the Company's proxy statement under the rules of the SEC and any relationship between the candidate and the person or persons recommending the candidate; determine if the candidate satisfies the minimum qualifications required by


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the Committee of candidates for election as director; determine if the candidate possesses any of the specific qualities or skills that under the Committee's policies must be possessed by one or more members of the Board; consider the contribution that the candidate can be expected to make to the overall functioning of the Board; and consider the extent to which the membership of the candidate on the Board will promote diversity among the directors. In its discretion, the Committee may solicit the views of the Chief Executive Officer, other members of the Company's senior management and other members of the Board regarding the qualifications and suitability of candidates to be nominated as directors. In its discretion, the Committee may designate one or more of its members (or the entire Committee) to interview any proposed candidate. Based on all available information and relevant considerations, the Committee will select a candidate who, in the view of the Committee, is most suited for membership on the Board. In making its selection, the Committee will evaluate candidates proposed by stockholders under criteria similar to the evaluation of other candidates, except that the Committee may consider, as one of the factors in its evaluation of stockholder recommended nominees, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company. The Committee maintains appropriate records regarding its process of identifying and evaluating candidates for election to the Board.

      It is the policy of the Company that the Nominating and Corporate Governance Committee of the Board consider recommendations for the nomination of directors submitted by holders of the Company's shares entitled to vote generally in the election of directors. The Nominating and Corporate Governance Committee will give consideration to these recommendations for positions on the Board where the Committee has not determined to re-nominate a qualified incumbent director. The Nominating and Corporate Governance Committee will only consider recommendations of nominees who satisfy the minimum qualifications prescribed by the Committee for Board candidates. In considering any recommendation for the nomination of directors, the Nominating and Corporate Governance Committee will take into account the size and duration of a recommending stockholder's ownership interest in the Company. Only those recommendations whose submission complies with the procedural requirements adopted by the Nominating and Corporate Governance Committee will be considered by the Committee.

      The Nominating and Corporate Governance Committee met three times in fiscal 2005.

Corporate Strategy Committee

      During the year ended June 30, 2005, the Corporate Strategy Committee consisted of Esteban Perez (Chairman), Greg Manning, Carlos de Figueiredo, Emilio Ballester, Scott S. Rosenblum, James M. Davin, Jose Miguel Herrero and Mark B. Segall. The Corporate Strategy Committee serves to advise the Board on corporate strategy matters, including proposed acquisitions, strategic initiatives and other similar matters. The Corporate Strategy Committee met three times in fiscal 2005.

Code of Business Conduct and Ethics

      The Company's Code of Business Conduct and Ethics ("Code") is available at the Company's internet website (www.escalagroup.com) and will be provided in print without charge to any stockholder who submits a request in writing to Escala Investor Relations, 623 Fifth Avenue, New York, New York 10017. The Code applies to the Company's every director and officer of the Company, including the CEO and the CFO, and all employees of the Company and any of its subsidiaries. The Code provides that any waiver of the Code may be made only by the Board.

Stockholder Communications to the Board

      The Company's security holders may send communications to the Board of Directors. All communications should be delivered either in writing addressed c/o Legal Department at 623 Fifth Avenue, New York, New York 10017, or by e-mail to directors@escalagroup.com. All communications must be accompanied by the following information: a statement of the type and amount of the securities of the Company that the person holds; and any special interest, meaning an interest not in the capacity as a stockholder of the company, of the person in the subject matter of the communication; and the address, telephone number and e-mail address, if any, of the person submitting the communication.

      Concerns about accounting, internal accounting controls or auditing matters should be reported pursuant to the procedures outlined on our website at http://www.escalagroup.com/investors.html, under "Complaint Hotline".

Compensation of Directors

      Escala currently reimburses each director for expenses incurred in connection with his attendance at each meeting of the Board of Directors or a committee on which he serves. In addition, each outside director is entitled to receive the following, pursuant to the Compensation Policy for Outside Directors and Certain Executive Officers adopted by the Board on May 18, 2005: (a) each outside director is entitled to receive $1,000 for each Board and Committee meeting attended; (b) the Chairman of the Audit Committee is entitled to receive $5,000 per year; (c) each member of the Audit Committee (including the Chairman) is entitled to receive $10,000 per year; and (d) each outside director is entitled to receive an amount per year calculated pursuant to a formula based on such director's pro rata portion of 1% of the pre-tax income of Escala, which amount is increased (or decreased) by the percentage change in the price of a share of Escala from the beginning of the fiscal year to the end of the fiscal year; provided that in no event in any year shall (i) the percentage increase or decrease exceed 30% or (ii) the amount to be received by each outside director be less than $20,000. The price of a share of Escala stock is be calculated by averaging the closing prices for each of the ten business days immediately preceding the date of calculation. The minimum payment is be made at the beginning of each fiscal year, and any additional amounts payable pursuant to the formula are to be paid promptly after Escala's financial results are publicly disclosed. Any director serving less than a full fiscal year is entitled to a pro rata portion of the payments otherwise due. The policy also provides that, in the discretion of the Compensation Committee, in addition to amounts otherwise payable under applicable contracts, each employee-director and the President of European Operations, Chief Financial Officer and General Counsel will receive an amount per year equal to the amount payable to each outside director pursuant to the formula, except that such person is not be entitled to receive any minimum amount.

Compensation Committee Interlocks and Insider Participation

      During the year ended June 30, 2005, the Compensation Committee consisted of Esteban Perez (Chairman), James M. Davin, Greg Manning, Scott S. Rosenblum and Carlos de Figueiredo. Until September 27, 2005, Greg Manning was President and Chief Executive Officer of the Company, and now serves as the President of its North American and Asian Philatelic Auction Division. Esteban Perez is compensated by Escala for his services as Chief Corporate Strategy Officer of the Company and also serves as Chairman of the Board of Directors and Chief Executive Officer of Auctentia, which, together with Afinsa, owns approximately 68% of the Company's common stock. Mr. Manning and Mr. Perez recused themselves from all discussions and votes regarding the terms of their respective contracts and the compensation set forth therein.

      Carlos de Figueiredo is a director of Afinsa and receives compensation from Afinsa through an affiliated entity. Scott S. Rosenblum is a partner of the law firm Kramer Levin Naftalis & Frankel LLP, which provided legal services to Escala during the year ended June 30, 2005 and continues to do so.

                               EXECUTIVE OFFICERS

Escala's executive officers are as follows:

    Name                    Age  Position
    ----                    ---  --------

    Jose Miguel Herrero     50   President and Chief Executive
                                 Officer (1)

    Esteban Perez           63   Chief Corporate Strategy Officer

    Greg Manning            59   President, North American and
                                 Asian Philatelic Auction Division (1)

    Ramon Egurbide          63   President, European Operations

    Gregory N. Roberts      43   President, North
                                 American Coin Division

    Larry Crawford          57   Executive Vice President and
                                 Chief Financial Officer

    Carol Meltzer           46   General Counsel

    Laurence Gibson         48   Chief Operating Officer, North
                                 American and Asian Philatelic
                                 Auction Division

    Rafael Guitian          40   Vice President,
                                 European Operations


(1)  Appointed as such effective September 28, 2005

See "Election of Directors" for information relating to Messrs. Herrero, Manning, Perez and Roberts.

      Ramon Egurbide, age 63, is President, European Operations, which includes all the Company's European subsidiaries (Corinphila in Switzerland, the Kohler Companies in Germany and Central de Compras and Auctentia Subastas/Afinsa Auctions in Spain). Mr. Egurbide is also responsible for all of the Company's sales to Afinsa, both through Central de Compras and GMA. Mr. Egurbide graduated with a B.S. in Engineering from Bilbao University, and served as CFO of Tubacex, S.A., a listed company in the Spanish Stock Exchange, from which he departed in 1993. Since that time, he has been CFO in Afinsa

Bienes Tangibles, S.A., and CEO of Auctentia, S.L., as well as Sole Administrator of several companies within the Afinsa Group.

      Larry Crawford, age 57, has been Chief Financial Officer and Executive Vice President since April 23, 2001. Mr. Crawford served as Chief Financial Officer of Arzee Holdings, Inc. from 1996 to 2001 and as Vice President of Finance and Chief Financial Officer of Talon, Inc., a subsidiary of Coats Viyella plc from 1987 to 1996. Mr. Crawford is a certified public accountant and received his B.A. from Pennsylvania State University and his M.B.A. from the Lubin School of Business of Pace University.

      Carol Meltzer, age 46, has served provided legal services to the Company since 1995. She previously practiced law at Stroock & Stroock & Lavan LLP and Kramer Levin Naftalis & Frankel LLP. She received her B.A. and J.D. degrees from the University of Michigan.

      Laurence Gibson, age 48, has served as Chief Operating Officer, North American and Asian Philatelic Auction Division since June 2003. He also serves as the Managing Director of John Bull Stamps Auctions Ltd. in Hong Kong. From 1998 to 2003, Mr. Gibson served as the Senior Vice President for Michael Rogers Inc., an auction firm specializing in Asian philately. Mr. Gibson is a graduate of Drew University in Madison, New Jersey, with a degree in Economics, and has over 20 years of professional experience in the philatelic industry.

      Rafael Guitian, age 40, is Vice President, European Operations. Mr. Guitian holds a Ph.D and Masters in Finance, as well as a B.A. in Business Administration, from Complutense University of Madrid. Prior to joining Escala, he has worked in various positions for several Spanish companies, including Dun & Bradstreet and Afinsa.

Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Escala's directors and executive officers and persons who beneficially own more than ten percent of Escala's common stock to report their ownership of and transactions in Escala's common stock to the Securities and Exchange Commission. Copies of these reports are also required to be supplied to Escala. Escala believes, based solely on a review of the copies of such reports, that during the year ended June 30, 2005, all of such persons were in compliance with all applicable Section 16(a) reporting requirements.

      There are no family relationships among any of Escala's directors or executive officers.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      At October 17, 2005, Afinsa and its wholly owned subsidiary, Auctentia, collectively beneficially owned approximately 68% of the Company's outstanding common stock. Esteban Perez, Chairman of the Board of Directors and an executive officer of the Company, is Chairman of the Board of Directors and Chief Executive Officer of Auctentia. Carlos de Figueiredo is the First Vice Chairman of the Board of the Company and a director of three of the Company's European subsidiaries, and is also a director of Afinsa and the son of a 50% stockholder of Afinsa. Ramon Egurbide, President of European Operations for the Company, is Managing Director of Auctentia.

      Escala and its wholly owned subsidiary, GMAI Auctentia Central de Compras, S.L. ("CdC"), are parties to separate agreements with Afinsa, each dated August 1, 2003, pursuant to which Escala and CdC have agreed to act as exclusive suppliers of collectibles for Afinsa, on a worldwide basis. As amended, the purchasing agreements have a ten-year term, terminable by either party upon six months' notice. In addition to paying the purchase price for the goods sold to Afinsa under the contracts, Afinsa pays the Company an amount equal to 10% of the aggregate purchase price of all such goods sold.

      On September 8, 2003, the Company consummated three separate transactions with Auctentia. In the first transaction, the Company acquired all of Auctentia's equity interests in the following operating subsidiaries of Auctentia in exchange for the issuance of 3,729,226 shares of the Company's common stock: Corinphila Auktionen; Heinrich Kohler Berliner Briefmarken-Auktionen; Heinrich Kohler Auktionshaus; Heinrich Kohler Briefmarkenhandel; Heinrich Kohler Verwaltungs; Auctentia Deutschland; and Auctentia Subastas. The aggregate purchase price was approximately $6,004,000 (3,729,226 shares at $1.61 per share). In the second transaction, under an inventory purchase agreement and in exchange for the issuance to Auctentia of 6,444,318 shares of stock, the Company acquired from Auctentia all of its right, title and interest to all of the outstanding membership interests of CdC, whose sole assets consisted of an inventory of certain philatelic and art assets. The value of the inventory was recorded based upon the closing trading price of the Company's common stock on the NASDAQ National Market on January 23, 2003, the date on which the agreement was entered into; as such, the fair value of the inventory was approximately $10,118,000 (based upon 6,444,318 shares at $1.57 per share). In the last transaction, the Company issued to Auctentia 2,826,456 shares of its common stock, for a purchase price of the Euro equivalent of US $5.0 million.

      In September 2003, the Company granted options to acquire common stock of Escala as follows: (a) 22,500 options to Juan Antonio Cano, Chairman of the Board and a 50% stockholder of Afinsa; (b) 22,500 options to Vincente Martin Pena, a director of Afinsa; (c) 22,500 shares to Emilio Ballester, then an employee of Afinsa; and (d) 22,500 options to Carlos de Figueiredo, a director of both Afinsa and the Company. Each of the options granted vested 50% immediately, and 25% on each of the first and second anniversaries of the date of grant. The exercise price for the options was $4.83, which was the fair market value of the Company's stock on the date of grant.

      At June 30, 2005, the Company had outstanding an accounts receivable balance from Afinsa of approximately $8,781,000. During the year ended June 30, 2005, sales to Afinsa were approximately $123,348,000.

      DooCollect, S.L., a subsidiary of Afinsa, acts as agent of CdC to sell material owned by CdC to third parties through various channels, including through the Internet. Sales through DooCollect in the twelve months ended June 30, 2005 were $454,000.

      CdC has sold and expects to continue to sell certain art inventory through an art gallery (known as Metta Gallery) operated by Mundimer, S.L. which is a subsidiary of Afinsa. Sales through the Metta Gallery in the twelve months ended June 30, 2005 were $169,000.

      CdC also sells art material through Finarte Casa D'aste Espana, S.A. (Finarte), a subsidiary of Auctentia, which operates as an auction house. Sales of art through Finarte in the twelve month period ended June 30, 2005 were $46,000.

      The Company leases office space from Afinsa in Madrid, Spain, of approximately 2,700 square feet at an annual rental of approximately $139,000. The lease will terminate in December 2005.

      On June 17, 2002, the Company entered into an amendment to the employment agreement with Mr. Roberts, a director of the Company. In connection with the amendment, the Company made available to Mr. Roberts a non-interest bearing loan in the amount of $600,000. The loan is required to be repaid on an annual basis in three equal installments commencing February 18, 2006; provided that if Mr. Roberts is employed by the Company on the date that an installment is due, that installment payment will be forgiven, and that if his employment is terminated for death, disability, without cause or by Mr. Roberts with good reason (as defined), then the entire loan will be forgiven at the date of termination. If Mr. Robert's employment terminates for cause or by Mr. Roberts without good reason, then the outstanding amount of the loan will accelerate and be due and payable within 30 days of termination. An aggregate of $600,000 has been disbursed under the loan agreement; this was the outstanding principal amount of the loan throughout fiscal 2005.

      Scott S. Rosenblum, a director of the Company, is a partner of the law firm Kramer, Levin, Naftalis & Frankel, LLP, which provides legal services to the Company. Anthony L. Bongiovanni, Jr., who resigned as a director of Escala on September 27, 2005, is president of Micro Strategies, Incorporated, which provides computer services to the Company. Expenditures for services rendered by Micro Strategies were approximately $280,000 for the year ended June 30, 2005.

      In June 2004, one of the former minority stockholders of Corinphila Auktionen, then a majority-owned subsidiary of the Company, made a loan to that company in the aggregate amount of $1,200,000. This loan bears interest at the rate of 4% per annum and is repayable on demand, upon six month's notice. As of June 30, 2005 the loan balance was $506,000.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth, for the last three fiscal years, the compensation earned for services rendered in all capacities by Escala's chief executive officer and the other four highest-paid executive officers serving as such at the end of whose compensation for that fiscal year was in excess of $100,000, as well as the compensation earned by any executive officer who would otherwise have been included in this table on the basis of salary and bonus in fiscal year 2005 but who resigned or terminated employment during that year. The individuals named in the table will be hereinafter referred to as the "Named Officers."


-------------------------------------------------------------------------------------------------------------------------
                                                                           Long Term Awards:
                                         Annual Compensation (1)             Compensation
                                                                        Securitires Underlying          All Other
     Name and Principal Position      Year   Salary ($)  Bonus ($)            Options (#)            Compensation ($)
-------------------------------------------------------------------------------------------------------------------------
Greg Manning (2)                      2005     500,000      750,000              None                      None
Chief Executive Officer               2004     450,000      750,000             45,000                     None
and President                         2003     400,000      335,000            410,000 (3)                 None
-------------------------------------------------------------------------------------------------------------------------
Ramon Egurbide                        2005     219,683       25,685              None                      None
President,                            2004     144,712         None             95,000                     None
European Operations                   2003      None           None              None                      None
-------------------------------------------------------------------------------------------------------------------------
Gregory N. Roberts                    2005     437,500          (5)              None                   31,318 (4)
President, Spectrum                   2004     341,669      125,000             45,000                  29,900 (4)
Numismatics, Inc.                     2003     300,000      100,000              None                   28,440 (4)
-------------------------------------------------------------------------------------------------------------------------
Larry Crawford                        2005     176,250       50,000              None                      None
Executive Vice President              2004     162,500       50,000             75,000                     None
and Chief Financial Officer           2003     150,000       50,000             10,000                     None
-------------------------------------------------------------------------------------------------------------------------
Esteban Perez                         2005     208,333       52,083              None                      None
Chief Corporate Strategy              2004      None           None            120,000                     None
Officer                               2003      None           None              None                      None
-------------------------------------------------------------------------------------------------------------------------

      (1) The aggregate amount of perquisites and other personal benefits, if any, paid in each fiscal year did not exceed the lesser of 10% of the Named Officer's total annual salary and bonus for each fiscal year or $50,000; so that amount is not included in the table.

      (2) Mr. Manning resigned as Chief Executive Officer and President as of September 27, 2005, and on that date was appointed as President of Escala's North American and Asian Philatelic Auction Division.

      (3) 85,000 of these options were cancelled effective July 31, 2002, and new options were granted on February 4, 2003.

      (4) The Company made a non-interest bearing loan to Mr. Roberts in the amount of $600,000 on June 17, 2002. The amount shown is the imputed income to Mr. Roberts, calculated under Internal Revenue Service rules.

      (5) The Compensation Committee has not yet met to consider a bonus for Mr. Roberts for fiscal 2005.

For the year ended June 30, 2005, Escala had no long-term incentive plan.

Option Grants Table for Fiscal 2005

      There were no stock options or stock appreciation rights granted to the Named Officers during fiscal 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

      The following table sets forth information regarding the exercise of stock options during the last fiscal year by the Named Officers in the Summary Compensation Table above and the fiscal year-end value of unexercised options.


------------------------------------------------------------------------------------------------------------------------------
                                                               Number of Securities                 Value of Unexercised
                         Shares                               Underlying Unexercised                    In-The-Money
                       Acquired on          Value            Options at June 30, 2005             Options at June 30, 2005
        Name            Exercise      Realized ($) (1)     Exercisable/Unexercisable (#)       Exercisable/Unexercisable ($)(2)
------------------------------------------------------------------------------------------------------------------------------
Greg Manning              None                  -                 130,625  / 5,625                  1,071,344 / 51,469
----------------------------------------------------------------------------------------------------------------------------
Ramon Egurbide            None                  -                 84,375  / 20,625                    497,906 / 165,969
----------------------------------------------------------------------------------------------------------------------------
Greg N. Roberts         200,000           1,580,000              314,375  / 5,625                   2,890,656 / 51,469
----------------------------------------------------------------------------------------------------------------------------
Larry Crawford           35,000             319,625               66,875  / 8,125                     421,156 / 76,969
----------------------------------------------------------------------------------------------------------------------------
Esteban Perez             None                  -                103,125  / 24,375                    631,406 / 184,969
----------------------------------------------------------------------------------------------------------------------------

      (1) Represents the aggregate market value of the shares converted by the options on the date of exercise less the aggregate exercise price paid by the executive.

      (2) Assumes a fair market value for Escala's common stock of $11.95, the closing market price per share of Escala's common stock as reported by NASDAQ on June 30, 2005.

Equity Compensation Plan Information

      The following table provides information as of June 30, 2005 with respect to the shares of Escala's common stock that may be issued under Escala's existing equity compensation plans.


                                                                                                                    (c)
                                                                                                          Number of securities
                                                                                                        remaining available for
                                                                                        (b)              future issuance under
                                                          (a)                     Weighted average     equity compensation plans
                                           Number of securities to be issued     exercise price of       (excluding securities
                                              upon exercise of outstanding      outstanding options,          reflected in
               Plan category                  options, warrants and rights    warrants and rights ($)         column (a))

Equity compensation plans approved
        by security holders (1)...............        1,813,865                       $5.46                    745,737

Equity compensation plans not approved
        by security holders...................            --                            --                        --

(1) Consists of the 1993 Stock Option Plan, as amended, and the 1997 Stock Incentive Plan, as amended. Employment Agreements and Other Arrangements

      Escala is a party to an employment agreement with Mr. Herrero (the "Herrero Employment Agreement") which provides for his services as President and Chief Executive Officer. The Herrero Employment Agreement has a term ending June 30, 2008. The agreement provides for an initial base salary of $500,000, with annual increases in each year of the term based on the percentage increase, if any, in the Consumer Price Index for the relevant fiscal year. Mr. Herrero will also receive a signing bonus of $690,000 (payable $200,000 immediately; $245,000 on June 30, 2006; and $245,000 on July 2, 2007 and provided in each case that Mr. Herrero is employed on the date of payment) and be eligible for a retention bonus to be determined in accordance with the terms of his agreement, which bonus will not be less than $300,000. Mr. Herrero will also be eligible to receive an annual performance bonus equal to the lesser of 1% of the Company's pre-tax income or $400,000, subject to adjustment based on stock price performance, and a long-term incentive award payable in Escala stock and calculated based on the appreciation in the price of the Company's stock from July 1, 2005 to June 30, 2008, in each case pursuant to the terms of an incentive compensation program as described more fully below under "Proposal 3 - Approval of the Jose Miguel Herrero Incentive Compensation Program". The Compensation Committee has sole discretion to award further compensation and benefits (including discretionary bonus) based on material changes in size and complexity of the Company or other extraordinary circumstances. Mr. Herrero is also entitled to participate in the Compensation Policy for Outside Directors and Certain Executive Officers, as described above under "Compensation of Directors."

      The agreement provides for Escala to reimburse Mr. Herrero for various expenses, including relocation and housing expenses, tuition expenses and car expenses.

      In the event of termination for cause or without good reason, Mr. Herrero will be entitled to receive any accrued and unpaid salary, accrued vacation, any performance bonus not yet paid for any fiscal year ending prior to the termination date, and expense reimbursement ("accrued benefits"). In the event of termination with good reason (which includes a change of control) or without cause, Mr. Herrero will be entitled to receive accrued benefits, a lump-sum payment equal to 12 months' base salary, and a portion of the retention bonus, performance bonus and long-term incentive award as calculated under the terms of the Herrero Employment Agreement.

      Under the agreement, Mr. Herrero cannot compete with the Company or solicit its employees during the term of employment. In addition, if Mr. Herrero's employment terminates, other than due to expiration of the agreement, the noncompetition and nonsolicitation restrictions continue through the later of 12 months after the termination of employment or the date upon which all severance payments cease.

      The Herrero Employment Agreement contains customary confidentiality, non-solicitation and indemnification provisions.

      Escala has entered into an employment agreement with Mr. Crawford to serve as Chief Financial Officer, effective April 23, 2001. The agreement provides for a salary of $150,000 per annum, plus a quarterly bonus of $12,500 in the event Escala's pre-tax income (as defined) equals or exceeds $50,000. In October 2002, the Company entered into an amendment to the employment agreement with Mr. Crawford, which extended the term through June 30, 2006. Mr. Crawford's base salary under the agreement increased to $190,000 on May 1, 2005.

      GMAI Auctentia Central De Compras, S.L., a subsidiary of Escala, has entered into an agreement with Mr. Perez, as amended, for his services as Chief Corporate Strategy Officer of Escala, effective February 1, 2005. The term of the agreement is for one year, which is automatically renewed for successive one-year periods unless otherwise terminated. The agreement provides for compensation of 400,000 Euros per annum (approximately $480,000, based on current exchange rates). Mr. Perez is also entitled to receive an annual cash bonus equal to the pre-tax income of Escala, up to a maximum bonus of 100,000 Euros.

      GMAI Auctentia Central De Compras, S.L. has also entered into an employment agreement with Mr. Egurbide, effective February 1, 2005. The agreement provides for a salary of 200,000 Euros annually

(approximately $240,000, based on current exchange rates) for the period from February 1, 2005 to November 30, 2005, increasing to 215,000 Euros for the period December 1, 2005 to November 30, 2006, and increasing to 230,000 Euros thereafter. Mr. Egurbide is also entitled to receive an annual cash bonus equal to 0.5% of the pre-tax income of Escala, up to a maximum bonus of 50,000 Euros.

      Mr. Roberts has entered into an employment agreement providing for his services as President of Spectrum, which originally terminated on February 18, 2005. The agreement provides for a salary of $300,000 per annum, increasing (on an annual basis) to $500,000 per annum effective February 18, 2005. In June 2002, the Company entered into an amendment to the employment agreement with Mr. Roberts. Under the terms of the amendment, the employment term has been extended for an additional three years, to February 18, 2008; Mr. Roberts is entitled to receive a salary of $550,000 for the seventh year, and $600,000 for the eighth year. Mr. Roberts also received a loan in the amount of $600,000 the repayment of which can be forgiven under certain circumstances. In the event that pursuant to Section 5.1 of the Merger Agreement, dated December 8, 1999, among Spectrum, Escala and Mr. Roberts, among others, the original sellers of the stock of Spectrum to Escala no longer have the right to nominate two members of the Board of Directors of Escala, then, so long as Mr. Roberts is employed by Spectrum, Mr. Roberts will be entitled to nominate two members of the Board of Directors of Escala, provided that such persons are reasonably acceptable to Escala.

      Each of Messrs. Herrero, Perez, Egurbide, Crawford and Roberts is eligible to participate in any employee benefit plan and fringe benefit programs, if any, as Escala may from time to time provide to its senior employees generally. Each of such individuals is also entitled to certain other benefits, including those payable in the event of termination of employment under certain circumstances.

      Mr. Manning's contract with the Company, pursuant to which he served as President and Chief Executive Officer of the Company, terminated on June 30, 2005. Since that time, Mr. Manning has been receiving the salary and benefits which he was receiving under the contract at the date of termination. Effective September 28, 2005, Mr. Manning was appointed as President of Escala's North American and Asian Philatelic Auction Division. The Company is currently negotiating the terms of Mr. Manning's new employment agreement (the "Proposed Manning Agreement").

      Escala offers basic health, major medical and life insurance to its employees. Escala maintains an employee savings plan under Section 401(k) of the Internal Revenue Code. Employees are eligible to participate in the plan after six months of service and become fully vested after five years of service. Employee contributions are discretionary to a maximum of 15% of compensation. For the fiscal year ended June 30, 2005, Escala contributed an amount equal to 10% of all eligible contributions by employees, up to a maximum annual contribution of $500 per participating employee.

      Escala has adopted no other retirement, pension or similar program.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON
                             EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors (the "Committee"), subject to the approval of the Board of Directors, determines the compensation of the Company's executive officers, including the Chief Executive Officer, and oversees the administration of executive compensation programs. In August 2005, the Board of Directors established an Independent Advisory Committee to consider and approve the Herrero Employment Agreement and the Proposed Manning Agreement in accordance with the regulations under IRC Section 162(m). Mark B. Segall and James M. Davin are the current members of the Independent Advisory Committee.

      During the year ended June 30, 2005, the Compensation Committee approved the terms of new employment agreements with Esteban Perez, Chief Corporate Strategy Officer, and Ramon Egurbide, President, European Operations. Subsequent to the year ended June 30, 2005, the Compensation Committee recommended to the Board the terms of the employment agreement with Mr. Herrero, President and Chief Executive Officer, which agreement was approved by the Board and became effective on

September 28, 2005. The terms of these agreements are described above, under "Employment Agreements and Other Arrangements".

Executive Compensation Policies and Programs

      The Company's executive compensation programs are designed to attract and retain highly qualified executives with outstanding leadership ability and experience. A portion of each executive's total compensation is variable and dependent upon the attainment of strategic and financial goals and individual performance.

      There are three basic components to the Company's compensation program: base pay; annual bonus; and equity compensation. The Committee considers each component in the context of individual and Company performance, competitive conditions and equity among employees. The Committee intends that these components, in the aggregate, provide for targeted total compensation for each executive that is reasonably competitive with similarly situated executives. To this end, the Committee reviews competitive data with respect to total compensation and the separate components of compensation based on published surveys and comparative analyses developed by compensation consultants and in-house staff. The Committee intends that total targeted compensation fall within a range from median to approximately the 75th percentile for similarly situated executives, but the Committee takes into account a number of subjective factors in setting compensation, including the experience and demonstrated abilities of the individual executive, prior compensation, particular items for which the executive may negotiate, industry trends and other circumstances. Based on similar considerations, the Committee sets terms of the bonus and equity components that provide for upward and downward variations from the targeted levels based on above-target or below-target performance. Again, the Committee generally intends that these terms be competitive, but the Committee exercises its judgment in setting these terms with a view to providing an incentive to excellent performance that will enhance the total return to stockholders.

Base Pay

      Base pay is designed to be competitive, although conservative, as compared to salary levels for equivalent executive positions at similarly sized companies. An executive's actual salary within this competitive framework will vary based on responsibilities, experience, leadership, potential future contribution, and demonstrated individual performance (measured against strategic management objectives such as strengthening market share and profitability, and expanding the markets for the Company's products). The types and relative importance of specific financial and other business objectives vary among the Company's executives depending on their positions and the particular operations or functions for which they are responsible.

Annual Bonus

      In fiscal 2005, Messrs. Manning, Egurbide, Perez and Crawford were entitled to receive non-discretionary bonuses pursuant to their respective contracts (see "Employment Agreements and Other Arrangements", above"), based on Escala's pre-tax income. The Committee has agreed that, in fiscal 2006, in the case of Mr. Herrero, the bonus amount may be increased or decreased 15% based on the appreciation (or depreciation) in value of Escala's common stock during the year. Each of them may receive additional discretionary bonuses, and Mr. Roberts and other executive officers may also receive discretionary bonuses, at the election of the Compensation Committee. In awarding discretionary bonuses, the Committee takes into account individual performance, Company performance, job responsibilities and market and other competitive factors. The Committee does not assign a precise weighting to these factors, however.

Equity-based Compensation

      In fiscal 2005, the Company determined to cease awarding stock options to its executive officers and to offer other types of equity-based awards. No stock option or other equity awards were granted during the fiscal year. Going forward, as described above, the cash bonus to Mr. Herrero (which amount is not based upon the equity value) may be increased or decreased based upon the equity value. In addition, Escala has instituted equity-based long-term incentive awards as an alternative to traditional stock option or stock appreciation rights arrangements. Currently these awards have been granted to Mr. Herrero, but the Compensation Committee anticipates that they will be granted to other executives as well.

      The awards provide compensation based on the appreciation in Escala's common stock over a specified period (in the case of Mr. Herrero, three years). The executive receives an amount -- paid in shares of Escala's common stock -- equal to the appreciation in value of a specified number of shares over the period. Although the structure resembles a stock appreciation right, the executive does not have the ability to exercise the award at any time; the award measures stock price appreciation over a pre-determined period.

      (Mr. Herrero's award also includes an alternative measure, which averages the stock price appreciation for the first year of the three-year period, the first two years of the period and all three years. Mr. Herrero receives the greater of the basic appreciation measure or the average measure.)

      Equity compensation is designed to align the interests of the Company's executives with those of stockholders by encouraging executives to enhance the value of the Company.

Other Plans

      Each of the executive officers is eligible to participate in any employee benefit plan, perquisites and fringe benefit programs as Escala may from time to time provide to its senior employees generally.

      Escala offers basic health, major medical and life insurance to its employees, including its executive officers. Escala maintains an employee savings plan under Section 401(k) of the Internal Revenue Code. Employees, including executive officers, are eligible to participate in the plan after six months of service and become fully vested after five years of service. Employee contributions are discretionary to a maximum of 15% of compensation. For the fiscal year ended June 30, 2005, Escala contributed an amount equal to 10% of all eligible contributions by employees, up to a maximum annual contribution of $500 per participating employee.

President and Chief Executive Officer

      During fiscal 2005, the Company was a party to an employment agreement with Mr. Manning providing for his services as President and Chief Executive Officer. Under the agreement, in fiscal 2005 Mr. Manning received an annual salary of $500,000, plus an annual cash bonus equal to 10% of the company's pre-tax income between $500,000 and $7,500,000. Pre-tax income was defined to mean the net income of the Company for the fiscal year before federal income taxes and bonuses paid to Mr. Manning under his agreement or under any other executive employment agreement entered into by the Company, determined in accordance with generally accepted accounting principles consistently applied as determined by the Company's independent registered public accounting firm.

Qualifying Compensation

      The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code ("Section 162(m)"). Section 162(m) disallows a tax deduction for any publicly held corporation for certain executive officers' compensation exceeding $1 million per person in any taxable year unless it is "performance based" within the meaning of Section 162(m). During the year ended June 30, 2005, the non-performance-based compensation of Mr. Manning exceeded $1 million. The Company was required to pay such compensation to Mr. Manning under the terms of its employment contract with him. The Committee believes that while it is generally in the Company's best interests to preserve the tax deductibility of compensation paid to senior executives, tax deductibility is only one consideration among many in the design of the Company's compensation program for executives. The Committee believes that, in implementing an executive compensation program that attracts and retains high quality management, there may be circumstances in which the Company's interests are better served by maintaining flexibility to pay compensation that may not be fully deductible under Section 162(m).

Members of the Compensation Committee:

Esteban Perez, Chairman
James M. Davin
Greg Manning
Scott S. Rosenblum
Carlos de Figueiredo

Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the above Report of the Compensation Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

                                PERFORMANCE GRAPH

      The following graph demonstrates a five-year comparison of cumulative total returns for the Company's Common Stock, the Standard and Poor's 500 Stock Index and the Russell 2000 Index. Escala operates in a specialty market niche. Based on our review, there are no reasonably identifiable public competitors that have traded for a period of five years that directly operate in all the same markets as Escala and are traded on the same exchange. Therefore, our comparison is limited to public issuers with similar market capitalization in the Russell 2000 Index.

      The graph assumes an investment of $100 on June 30, 2000 in Escala, the stocks comprising the Standard & Poor's 500 Stock Index and the stocks comprising the Russell 2000 Index.

             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN BETWEEN ESCALA GROUP, INC., THE S&P 500 INDEX AND THE RUSSELL 2000 INDEX

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information known to Escala with respect to the beneficial ownership of Escala common stock as of October 17, 2005, by (1) all persons who are beneficial owners of 5% or more of Escala common stock, (2) each director and nominee, (3) the Named Officers in the Summary Compensation Table above, and (4) all directors and executive officers as a group.

      The information regarding beneficial ownership of Escala common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares of common stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of common stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from the Company within 60 days. Including those shares in the tables does not, however, constitute an admission that the named shareholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Security Ownership of Certain Beneficial Owners

      Name and Address of              Amount and Nature            Percent of
       Beneficial Owner             Of Beneficial Ownership        Common Stock
      -------------------           -----------------------        -------------

     Greg Manning (1)
     775 Passaic Avenue                    2,155,000                    7.7%
     West Caldwell, New Jersey 07006

     Afinsa Bienes Tangibles, S.A.(2)     18,781,073                   67.7%
     Lagasca 88
     Madrid, Spain 28001

(1) Includes 2,018,750 shares of common stock and options to purchase 136,250 shares of common stock , which are exercisable within 60 days of October 17, 2005.

(2) Afinsa Bienes Tangibles, S.A. beneficially owns 18,781,073 shares of Escala's common stock, including 410,520 shares held directly and 18,370,553 held through its wholly-owned subsidiary, Auctentia, S.L. Due to such holdings, Auctentia also is a greater than five percent beneficial owner of Escala common stock. Auctentia's address is Paseo de la Castellana, 50-3rd 28046 Madrid Spain.

Security Ownership of Management

      The following table shows the number of shares of common stock beneficially owned as of October 17, 2005, by each director, nominee for director, executive officer named in the Summary Compensation Table and the directors and executive officers of the Company as a group.

----------------------------------------------------------------------------
              Name of               Amount and Nature of       Percent of
          Beneficial Owner        Beneficial Ownership (1)   Common Stock (2)
----------------------------------------------------------------------------
  Greg Manning (3)                        2,155,000               7.7%

----------------------------------------------------------------------------
  Carlos de Figueiredo (4)               18,826,073              67.8%

----------------------------------------------------------------------------
  Gregory N. Roberts (5)                   818,304                2.9%

----------------------------------------------------------------------------
  Scott S. Rosenblum (6)                   124,000                 *

----------------------------------------------------------------------------
  Esteban Perez (7)                        130,000                 *

----------------------------------------------------------------------------
  Larry Crawford (8)                       132,500                 *

----------------------------------------------------------------------------
  Mark B. Segall (9)                       80,000                  *

----------------------------------------------------------------------------
  James M. Davin (10)                      81,250                  *

----------------------------------------------------------------------------
  Jose Miguel Herrero (11)                 65,000                  *

----------------------------------------------------------------------------
   Ramon Egurbide (12)                     105,000                 *

----------------------------------------------------------------------------
  Antonio Martins da Cruz (13)              1,000                  *

----------------------------------------------------------------------------
    Rafael del Valle-Iturriaga              None                   *
----------------------------------------------------------------------------
  All Executive Officers and             22,518,127              78.0%
  Directors, as a group
----------------------------------------------------------------------------

   * Less than 1%

(1) Except as otherwise indicated below, each named person has voting and investment ownership with respect to the securities owned by them.

(2) Based on 27,728,820 shares outstanding at October 17, 2005, calculated in accordance with Rule 13d-3(d)(1)(I) under the Exchange Act.

(3) Includes 2,018,750 shares of common stock and options exercisable within 60 days of October 17, 2005 to purchase 136,250 shares of common stock .

(4) Includes 11,250 shares of common stock and options exercisable within 60 days of October 17, 2005 to purchase 33,750 shares of common stock. Mr. de Figueiredo is a director of Afinsa and is the son of a 50% stockholder of Afinsa. Afinsa beneficially owns 18,781,073 shares of common stock, of which 410,520 shares are owned directly and 18,370,553 shares are owned by Auctentia.

(5) Includes 498,304 shares of common stock. Also includes options exercisable within 60 days of October 17, 2005 to purchase 320,000 shares.

(6) Includes 4,000 shares of common stock and options exercisable within 60 days of October 17, 2005 to purchase 120,000 shares of common stock.

(7) Includes 2,500 shares of common stock and options exercisable within 60 days of October 17, 2005 to purchase 127,500 shares of common stock . Mr. Perez is Chairman of the Board of Directors of Auctentia and Escala and is Chief Corporate Strategy Officer of Escala. Auctentia is wholly owned by Afinsa. The shares of common stock beneficially owned by Auctentia are included in the figures set forth for Mr. de Figueiredo, above.

(8) Includes 60,000 shares of common stock and options exercisable within 60 days of October 17, 2005, to purchase 72,500 shares of common stock. Does not include options not exercisable within 60 days of October 17, 2005 to purchase 2,500 shares of common.

(9) Includes options exercisable within 60 days of October 17, 2005, to purchase 80,000 shares of common stock.

(10) Includes options exercisable within 60 days of October 17, 2005, to purchase 81,250 shares of common stock.

(11) Includes options exercisable within 60 days of October 17, 2005, to purchase 65,000 shares of common stock.

(12) Includes options exercisable within 60 days of October 17, 2005, to purchase 105,000 shares of common stock.

(13)  Includes 1,000 shares of common stock.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the integrity of the Company's financial statements; the independence, qualifications and performance of the Company's independent registered public accounting firm; the Company's compliance with legal and regulatory requirements; the performance of the Company's internal audit function and internal audit firm and the oversight of the Company's system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established.

      The Committee is directly responsible for the appointment, compensation, retention, termination and oversight of the work of the independent auditors and any other accounting firm engaged for the purpose of preparing an audit report or performing other audit, review or attest services for the Company (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.

      The Committee operates under a written charter adopted by the Board of Directors (the "Charter"). The Committee reviews and reassesses the Charter annually, and recommends any proposed changes to the full Board for approval.

      Management is primarily responsible for the Company's financial reporting process, including maintaining the system of internal controls, and the preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles, as well as the objectivity and integrity of such statements. The Company's independent registered public accounting firm is responsible for auditing those financial statements, expressing an opinion based on their audit as to whether, in all material respects, the statements are presented in conformity with the Standards of the Public Company Accounting Oversight Board, testing the effectiveness of the Company's internal controls and discussing with the Committee any issues the auditors believe should be raised with the Committee. The Committee actively monitors and reviews these processes and financial statements. In carrying out its duties, the

Committee relies in part on the information provided to it, and on the representations made to it, by management and the independent auditors, as well as by the Company's internal auditors and outside advisors.

      The Committee met with Amper, Politziner & Mattia, P.C., the Company's independent registered public accounting firm, with and without management present, to review and discuss the overall scope and plans for the audit of the Company's consolidated financial statements for the fiscal year ended June 30, 2005 and the results of such audit, including the independent auditors' evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles. The Committee reviewed and discussed the Company's auditing and accounting principles and procedures and the Company's financial statements presentation with management and the independent auditors, including a review of any significant financial reporting issues and the selection, application and disclosure of the Company's accounting policies, including policies for which management is required to exercise discretion or judgment regarding implementation. These discussions included consideration of the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments and the clarity of disclosure in the Company's financial statements. The Committee also discussed with management and the independent auditors the process used to support the certifications of the Company's and Chief Executive Officer and Chief Financial Officer required under the rules of the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 to accompany the Company's periodic filings with the Securities and Exchange Commission. The Committee also reviewed and discussed such other matters as it deemed appropriate, including other provisions of the Sarbanes-Oxley Act of 2002 and matters adopted or proposed to be adopted by the Securities and Exchange Commission and Nasdaq.

      The Committee also discussed and reviewed with the independent auditors all communications required under generally accepted accounting principles, including the matters required to be discussed by the independent auditors with the Committee under Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

      In addition, the Company's independent auditors provided to the Committee a formal written statement describing all relationships between the independent auditors and the Company that might bear on the auditors' independence as required by Independence Standards Board Standard No. 1, as amended (Independence Discussions with Audit Committees). The Committee reviewed and discussed with the independent auditors any matters that may impact the independent auditors' objectivity and independence from the Company and management, including the auditors' provision of non-audit services to the Company. Nothing came to the Committee's attention as a result of its review of the auditors' statement or its discussions with the independent auditors that would indicate that the independent auditors lacked such objectivity or independence.

      Based upon the Committee's receipt and review of the various materials and assurances described above and its discussions with management and the independent auditors, the Committee (then consisting of James M. Davin and Mark Segall) recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended June 30, 2005 be included in the Company's Annual Report on Form 10-K for such fiscal year to be filed with the Securities and Exchange Commission. The Board ratified such recommendation.

      James M. Davin, Chairman
      Mark B. Segall
      Rafael del Valle-Iturriaga (appointed September 28, 2005)

      Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the above Report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

Fees Paid to Amper Politziner & Mattia P.C.

      The following table shows the fees paid or accrued by the Company for the audit and other services provided by Amper, Politziner & Mattia, P.C. ("APM") for the most recent two fiscal years.

            Type of Service                Fiscal 2005        Fiscal 2004
                                           -----------        -----------
              Audit Fees (1)              $   787,000          $245,000
              Audit-Related Fees (2)          248,000           355,000
              Tax Fees (3)                     38,000            70,000
                                           ----------          --------
                                           $1,073,000          $670,000

(1) Comprised of the audit of the Company's annual financial statements and reviews of the Company's quarterly financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits and financial audits of subsidiaries; services (such as consents) associated with SEC registration statements filed in connection with securities offerings ($32,000 and $16,000 in fiscal years 2005 and 2004, respectively); and financial accounting and reporting consultations. The fiscal year 2005 audit fees include the audit of the effectiveness over internal control over financial reporting and management's assessment of the Company's internal control over financial reporting , as required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2) Comprised of services rendered in connection with acquisitions and consultations regarding financial accounting and reporting.

(3) Comprised of services for tax compliance, tax return preparation, tax advice and tax planning.

      In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee established policies and procedures under which all audit and non-audit services performed by the Company's principal accountants must be approved in advance by the Audit Committee. As provided in the Sarbanes-Oxley Act, all audit and non-audit services must be pre-approved by the Audit Committee in accordance with these policies and procedures. Based in part on consideration of the non-audit services provided by APM during fiscal year 2004 and 2005, the Audit Committee determined that such non-audit services were compatible with maintaining the independence of APM.

      We are submitting the selection of APM to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will consider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

          PROPOSAL 2 - APPROVAL OF THE GREG MANNING 2000 PLAN INCENTIVE
                              COMPENSATION PROGRAM

Background

      In connection with the proposed employment agreement (the "Proposed Manning Agreement") between Escala and Mr. Manning, Escala's Independent Advisory Committee adopted, subject to approval by Escala's stockholders and subject to the execution of the Proposed Manning Agreement, the Greg

Manning 2000 Plan Incentive Compensation Program (the "Manning Program"). The Manning Program is intended to provide Mr. Manning with certain compensation based upon Escala's financial performance. The payments under the Manning Program are intended to qualify as "performance-based compensation" within the meaning of Section 162(m)(4) of the Internal Revenue Code of 1986, as amended (the "IRC"). In general, under IRC Section 162(m), compensation in excess of $1 million that is paid in any year to Escala's chief executive officer and the next four most highly compensated employees will not be deductible by Escala unless the compensation constitutes "performance-based compensation" (or satisfied a different exception). The Independent Advisory Committee reserves the right to establish alternative incentive compensation arrangements for Mr. Manning if it determines, in its discretion, that it would be in the best interests of Escala and its stockholders to do so, even if the result is a loss of deductibility for certain compensation payments.

      The following description of the Manning Program is qualified in its entirety by reference to the full text of the Manning Program, which is set forth in the attached Exhibit D.

Material Terms of the Manning Program

      Mr. Manning is the only participant in the Manning Program.

      The Manning Program provides for two separate compensation arrangements, an annual "Performance Bonus" and a long-term "Incentive Award." Prior to any payment under the Manning Program, the Independent Advisory Committee shall certify the amount of the Performance Bonus and/or the Incentive Award (as defined below) to which Mr. Manning is entitled.

      The Manning Program is structured as an Annex to the Proposed Manning Agreement, and the terms set forth in the Proposed Manning Agreement, including without limitation, with respect to arbitration of disputes, shall apply to the Manning Program to the extent not inconsistent with the terms of the Manning Program.

Performance Bonus

      Escala shall pay Mr. Manning an annual Performance Bonus for each fiscal year during the Proposed Manning Agreement term equal to the sum of (1) 0.5% of Escala's pre-tax income and (2) 5% of Escala's North American and Asian Philatelic Auction Division pre-tax income. The Performance Bonus shall not exceed $250,000 in any fiscal year.

      The pre-tax income of Escala and Escala's North American and Asian Philatelic Auction Division means net income before taxes and deductions for any bonus paid under the Manning Program, determined by Escala in accordance with its standard accounting practices, except that Escala's pre-tax income shall not include income attributable to the North American and Asian Philatelic Auction Division. Allocations of expenses between divisions of the Company shall be determined by the Company in accordance with its standard practices.

      The Performance Bonus shall be paid within thirty days following the issuance of financial statements for the fiscal year in respect of which such bonus is payable, provided that in no event shall the Performance Bonus be paid later than the March 14 following the end of the fiscal year.

      Incentive Award

      The Company will pay Mr. Manning an Incentive Award based on the appreciation in value of 100,000 shares of Escala's common stock. The Incentive Award shall be paid in shares of Escala's common stock.

      The Incentive Award shall equal one-half of the appreciation in value of the 100,000 shares from the closing price of Escala's common stock on July 1, 2005, such appreciation to be measured by the average closing price for the period between June 1, 2008 and June 30, 2008. This represents the maximum value of the Incentive Award. The number of shares and closing prices used to measure the value of this award are subject to adjustment in the event of stock spits, stock dividends and other extraordinary corporate events.

      The Incentive Award, if any, is intended to be paid on July 31, 2008; except that payment will be delayed to the extent necessary under Section 409A(a)(2)(B)(i) of the IRC. The Incentive Award shall be paid in shares of Escala's common stock. The number of shares payable to Mr. Manning shall be based on the closing price of Escala's common stock on June 30, 2008.

Termination of Employment

      If Mr. Manning's employment terminates for any reason other than by Escala for Cause or by Mr. Manning without Good Reason (as each such term is defined in the Proposed Manning Agreement), Mr. Manning shall be entitled to:

      o the Performance Bonus, if not yet paid, for any fiscal year ending prior to the date of Mr. Manning's termination of employment (payable as and when such bonus would have been paid had Mr. Manning's employment continued);

      o a prorated portion of the Performance Bonus for the fiscal year in which Mr. Manning's employment terminated; and

      o payment of the Incentive Award, except that in such a case the Incentive Award will be equal to one half of the appreciation in value of 100,000 shares between the closing price on July 1, 2005, and average closing price for the 30-day period preceding the date of termination.

      Payment of the prorated Performance Bonus and the Incentive Award, if any, shall be made thirty days following the date of termination; except that payment will be delayed until six months following the date of termination to the extent necessary under Section 409A(a)(2)(B)(i) of the IRC.

      If Mr. Manning's employment is terminated by Escala for Cause or by Mr. Manning without Good Reason, Mr. Manning shall be entitled only to any Performance Bonus not yet paid for any fiscal year ending prior to the date of Mr. Manning's termination of employment.

      The payment following termination of employment of a pro-rated Performance Bonus or an Incentive Award is conditioned upon (i) Mr. Manning signing a release of claims against Escala and (ii) Mr. Manning complying with certain non-competition and non-solicitation covenants included in the Manning Employment Agreement.

Other Information

      The Board and Compensation Committee retain the authority to administer this Incentive Compensation Program and to amend it from time to time. Any such amendment will be subject to approval by the stockholders of the Company to the extent required by applicable rules of the Nasdaq National Market. However, such rules do not necessarily require stockholder approval of all amendments that might have the effect of increasing the cost of the Program to Escala.

      Under U.S. federal income tax law, the dollar amounts paid to Mr. Manning under the Performance Bonus and the fair market value of shares issued under the Incentive Award will be taxable as ordinary income to him. Escala should be entitled to claim a tax deduction equal to the ordinary income he recognizes. Escala believes that its right to claim this tax deduction will not be limited by IRC Section 162(m), although there is no assurance that the payments will be tax deductible by Escala in all circumstances.

New Plan Benefits Table

----------------------------------------------------------------------------
Name and Position                       Dollar Value ($)  Number of Units(2)
----------------------------------------------------------------------------
Jose Miguel Herrero, Chief Executive    $0                N/A
Officer
----------------------------------------------------------------------------
Greg Manning, President, U.S. and       $250,000(1)       50% of appreciation
Asian Philatelic Auction Division                         of 100,000 shares (2)
----------------------------------------------------------------------------
Esteban Perez                           $0                N/A
----------------------------------------------------------------------------
Gregory N. Roberts                      $0                N/A
----------------------------------------------------------------------------
Larry Crawford                          $0                N/A
----------------------------------------------------------------------------
Ramon Egurbide                          $0                N/A
----------------------------------------------------------------------------
Executive Group(3)                      $250,000          50% of appreciation
                                                          of 100,000 shares(2)
----------------------------------------------------------------------------
Non-Executive Director Group            $0                N/A
----------------------------------------------------------------------------
Non-Executive Officer Employee Group    $0                N/A
----------------------------------------------------------------------------

(1) Represents the maximum amount that may be awarded as a Performance Bonus in the 2006 fiscal year. The actual amount awarded may be less depending upon Escala's and Escala's North American and Asian Philatelic Auction Division's pre-tax income for the year.

(2) Represents the Incentive Award under the Program. The Incentive Award constitutes a type of stock appreciation right. The award will be paid by issuing shares of Escala's common stock, based on the appreciation in stock value over a 3-year period, as explained above.

(3) Refers to all executive officers as a group. Only one of the Company's executive officers is eligible to participate in this Program.

      Approval of this proposal requires the affirmative vote of a majority of the shares of common stock present at the annual meeting (or represented by proxy) and entitled to vote thereon. If stockholders do not approve this proposal, no compensation will be paid under the Manning Program.

      The Board of Directors recommends that stockholders vote FOR the approval of the Greg Manning 2000 Plan Incentive Compensation Program.

 PROPOSAL 3 - APPROVAL OF THE JOSE MIGUEL HERRERO INCENTIVE COMPENSATION PROGRAM

Background

      In connection with the employment agreement (the "Herrero Employment Agreement") between Escala and Mr. Herrero (described under "Employment Agreements and Other Arrangements"),

Escala's Independent Advisory Committee adopted, subject to approval by Escala's stockholders, the Jose Miguel Herrero Incentive Compensation Program (the "Herrero Program"). The Herrero Program is intended to provide Mr. Herrero with certain compensation based upon Escala's financial performance. The payments under the Herrero Program are intended to qualify as "performance-based compensation" within the meaning of Section 162(m)(4) of the Internal Revenue Code of 1986, as amended (the "IRC"). In general, under IRC Section 162(m), compensation in excess of $1 million that is paid in any year to Escala's chief executive officer and the next four most highly compensated employees will not be deductible by Escala unless the compensation constitutes "performance-based compensation" (or satisfies a different exception). The Independent Advisory Committee reserves the right to establish alternative incentive compensation arrangements for Mr. Herrero if it determines, in its discretion, that it would be in the best interests of Escala and its stockholders to do so, even if the result is a loss of deductibility for certain compensation payments.

      The following description of the Herrero Program is qualified in its entirety by reference to the full text of the Herrero Program, which is set forth in the attached Exhibit E.

Material Terms of the Herrero Program

      Mr. Herrero is the only participant in the Herrero Program.

      The Herrero Program provides for two separate compensation arrangements, an annual "Performance Bonus" and a long-term "Incentive Award." Prior to any payment under the Herrero Program, the Independent Advisory Committee shall certify the amount of the Performance Bonus and/or the Incentive Award (as defined below) to which Mr. Herrero is entitled.

      The Herrero Program is structured as an Annex to the Herrero Employment Agreement, and the terms set forth in the Herrero Employment Agreement, including without limitation, with respect to arbitration of disputes, shall apply to the Herrero Program to the extent not inconsistent with the terms of the Herrero Program.

Performance Bonus

      Escala shall pay Mr. Herrero an annual Performance Bonus for each fiscal year during the Herrero Employment Agreement term equal to 1% of Escala's pre-tax income. The Performance Bonus may be adjusted as described below, and in no event shall exceed $400,000 in any fiscal year. Escala's pre-tax income means Escala's net income of Escala before taxes and deductions for any bonus paid under the Herrero Program, determined by Escala in accordance with its standard accounting practices.

      The term Performance Bonus may be increased or decreased by 15% depending upon the average closing price of Escala's common stock for the thirty-day period ending on the last day of the applicable fiscal year compared to the average closing price for the thirty-day period ending on the first day of the fiscal year. If the end-of-year average closing price is at least 15% greater than the beginning-of-year average closing price, the Performance Bonus shall be increased by 15%. If the end-of-year average closing price is less than the beginning-of-year average closing price, the Performance Bonus shall be decreased by 15%. If the end-of-year average closing price is greater, but not 15% greater, than the beginning-of-year average closing price, the Base Bonus Amount shall not be adjusted. The measurement of appreciation in market price and related closing prices are subject to adjustment in the event of stock splits, dividends and other extraordinary corporate events.

      The Performance Bonus shall be paid within thirty days following the issuance of financial statements for the fiscal year in respect of which such bonus is payable, provided that in no event shall the Performance Bonus be paid later than the March 14 following the end of the fiscal year.

Incentive Award

      The Company will pay Mr. Herrero an Incentive Award based on the appreciation in value of 200,000 shares of Escala's common stock. The Incentive Award shall be paid in shares of Escala's common stock.

      The Incentive Award shall equal the greater of (A) and (B), but in each case only to the extent it exceeds $300,000.

      A. One-half of the appreciation in value of the 200,000 shares from the closing price of Escala's common stock on July 1, 2005, and the average closing price for the period between June 1, 2008 and June 30, 2008.

      B. The average of one-half of the appreciation in value of the 200,000 shares from the closing price of Escala's common stock on July 1, 2005 and the average closing price during three periods, June 2006, June 2007 and June 2008.

      The Incentive Award, if any, is intended to be paid on July 31, 2008; except that payment will be delayed to the extent necessary under Section 409A(a)(2)(B)(i) of the IRC. The Incentive Award shall be paid in shares of Escala's common stock. The number of shares payable to Mr. Herrero shall be based on the closing price of Escala's common stock on June 30, 2008. The formula explained above represents the maximum value of the Incentive Award. The number of shares and closing prices used to measure the value of this award are subject to adjustment in the event of stock splits, stock dividends and other extraordinary corporate events.

Termination of Employment

      If Mr. Herrero's employment terminates for any reason other than by Escala for Cause or by Mr. Herrero without Good Reason (as each such term is defined in the Herrero Employment Agreement), Mr. Herrero shall be entitled to:

      o the Performance Bonus, if not yet paid, for any fiscal year ending prior to the date of Mr. Herrero's termination of employment (payable as and when such bonus would have been paid had Mr. Herrero's employment continued);

      o a prorated portion of the Performance Bonus for the fiscal year in which Mr. Herrero's employment terminated; and

      o payment of the Incentive Award, except that in such a case the Incentive Award will be equal to one half of the appreciation in value of 200,000 shares between the closing price on July 1, 2005, and average closing price for the 30-day period preceding the date of termination, minus $300,000. Payment of the Incentive Award, if any, shall be made thirty days following the date of termination; except that payment will be delayed until six months following the date of termination to the extent necessary under Section 409A(a)(2)(B)(i) of the IRC.

      If Mr. Herrero's employment is terminated by Escala for Cause or by Mr. Herrero without Good Reason, Mr. Herrero shall be entitled only to any Performance Bonus not yet paid for any fiscal year ending prior to the date of Mr. Herrero's termination of employment.

      The payment following termination of employment of a pro-rated Performance Bonus or an Incentive Award is conditioned upon (i) Mr. Herrero signing a release of claims against Escala and (ii) Mr. Herrero complying with certain non-competition and non-solicitation covenants included in the Herrero Employment Agreement.

Other Information

      The Board and Compensation Committee retain the authority to administer this Incentive Compensation Program and to amend it from time to time. Any such amendment will be subject to approval by the stockholders of the Company to the extent required by applicable rules of the Nasdaq National Market. However, such rules do not necessarily require stockholder approval of all amendments that might have the effect of increasing the cost of the Program to Escala.

      Under U.S. federal income tax law, the dollar amounts paid to Mr. Herrero under the Performance Bonus and the fair market value of shares issued under the Incentive Award will be taxable as ordinary income to him. Escala should be entitled to claim a tax deduction equal to the ordinary income he recognizes. Escala believes that its right to claim this tax deduction will not be limited by IRC Section 162(m), although there is no assurance that the payments will be tax deductible by Escala in all circumstances.

                             New Plan Benefits Table

----------------------------------------------------------------------------
Name and Position                       Dollar Value ($)  Number of Units(2)
----------------------------------------------------------------------------
Jose Miguel Herrero, Chief Executive    $400,000(1)       50% of appreciation
Officer                                                   on 200,000 shares(2)
----------------------------------------------------------------------------
Greg Manning, President, North          $0                N/A
American and Asian Philatelic
Auction Division
----------------------------------------------------------------------------
Esteban Perez                           $0                N/A
----------------------------------------------------------------------------
Gregory N. Roberts                      $0                N/A
----------------------------------------------------------------------------
Larry Crawford                          $0                N/A
----------------------------------------------------------------------------
Ramon Egurbide                          $0                N/A
----------------------------------------------------------------------------
Executive Group(3)                      $400,000(1)       50% of appreciation
                                                          on 200,000 shares(2)
----------------------------------------------------------------------------
Non-Executive Director Group            $0                N/A
----------------------------------------------------------------------------
Non-Executive Officer Employee Group    $0                N/A
----------------------------------------------------------------------------

(1) Represents the maximum amount that may be awarded as a Performance Bonus. The actual amount awarded may be less depending upon Escala's pre-tax income for the year.

(2) Represents the Incentive Award under the Program. The Incentive Award constitutes a type of stock appreciation right. The award will be paid by issuing shares of Escala's common stock, based on the appreciation in stock value over a 3-year period, as explained above.

(3) Refers to all executive officers as a group. Only one of the Company's executive officers is eligible to participate in this Program.

      Approval of this proposal requires the affirmative vote of a majority of the shares of common stock present at the annual meeting (or represented by proxy) and entitled to vote thereon. If stockholders do not approve this proposal, no compensation will be paid under the Herrero Program.

      The Board of Directors recommends that stockholders vote FOR the approval of the Jose Miguel Herrero Incentive Compensation Program.

       PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

      The Audit Committee of the Board of Directors has appointed Amper, Politziner & Mattia P.C. ("APM") as the independent registered public accounting firm to examine the Company's consolidated financial statements for the fiscal year ending June 30, 2006 and to render other professional services as required. APM also served as the Company's independent registered public accountant for the years ended June 30, 2005, 2004 and 2003.

      One or more representatives of APM are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they so desire, and to respond to appropriate questions from stockholders.

      Stockholder ratification of the selection of APM as the Company's independent registered public accounting firm is not required by the Company's Bylaws or otherwise. However, the Audit Committee of the Board is submitting the selection of APM to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will consider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

      This proposal requires the affirmative vote of a majority of the shares of common stock present at the annual meeting (or represented by proxy) and entitled to vote thereon.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at next year's Annual Meeting of Stockholders and included in Escala's proxy materials for that meeting must be received by Escala, addressed to the attention of Escala's corporate secretary, at its offices at 623 Fifth Avenue, New York, New York 10017, no later than June 30, 2006 (120 days prior to the first anniversary of the mailing date of this proxy statement), in order to be included in Escala's proxy statement and proxy card relating to that meeting. Such proposal must comply with all other applicable legal requirements in order to be included in the proxy materials for that meeting. In addition, a stockholder who intends to present an item of business at the 2006 Annual Meeting of Stockholders, other than a proposal submitted for inclusion in Escala's proxy materials, must provide notice of such business to Escala on or before June 30, 2006 and must comply with all applicable requirements of Escala's Bylaws.

                                 OTHER BUSINESS

      The Board of Directors has, at the date of this proxy statement, received no notice and otherwise is not aware of any other matter that is to be presented to stockholders for formal action at the annual meeting. If, however, any other matter properly comes before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy card to vote proxies in accordance with their judgment on such matters.

                                OTHER INFORMATION

      Although it has entered into no formal agreements to do so, Escala will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy-soliciting materials to their principals. The cost of soliciting proxies on behalf of the Board of Directors will be borne by Escala. Proxies will be solicited principally through the mail but, if deemed desirable, may also be solicited personally or by telephone, telegraph, facsimile transmission, or special letter by directors, officers and regular employees of Escala without additional compensation.

      A copy of Escala's Annual Report on Form 10-K as filed with the Securities and Exchange Commission (including financial statements and schedules), as well as copies of our corporate governance materials, will be furnished without charge to a stockholder upon written request to: Martha Husick, Corporate Secretary, Escala Group, Inc., 623 Fifth Avenue, New York, New York 10017.

      It is important that your stock be represented at the annual meeting whether or not you expect to attend. The Board of Directors urges you to complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid reply envelope. Your cooperation as a stockholder, regardless of the number of shares of stock you own, will reduce the expenses incident to a follow-up solicitation of proxies.

      If you have any questions about voting your shares, please telephone Escala at (212) 421-9400.

                                          Sincerely,
                                          [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                          MARTHA HUSICK
                                          Secretary

New York, New York
October 27, 2005

                                   PROXY CARD

                               ESCALA GROUP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS



                      THIS PROXY IS SOLICITED ON BEHALF OF

                             THE BOARD OF DIRECTORS

      The undersigned stockholder of Escala Group, Inc. ("Escala") hereby revokes all previous proxies, acknowledges receipt of the notice of annual meeting of stockholders and the related proxy statement, and appoints Jose Miguel Herrero and Larry Crawford, and each of them, as proxies of the undersigned, with full power of substitution to vote all shares of Escala's common stock that the undersigned is entitled to vote at the annual meeting of stockholders to be held at the offices of Kramer Levin Naftalis & Frankel located at 1177 Avenue of the Americas, New York, NY 10036, on Wednesday, December 14, 2005, at 10:00 AM Eastern Standard Time, and at any adjournments thereof. The shares represented by the proxy may only be voted in the manner specified below.

1. To elect three directors to serve for terms of three years and until their respective successors have been duly elected and qualified.


            FOR To WITHHOLD authority to vote for any nominees, enter their name or names below:

Mark B. Segall          |_|   _____________________________________________

Gregory N. Roberts      |_|   _____________________________________________

Jose Miguel Herrero     |_|   _____________________________________________

2.    To approve the Greg Manning 2000 Plan Incentive Compensation Program.

            FOR |_|           AGAINST |_|       ABSTAIN |_|

3.    To approve the Jose Miguel Herrero Incentive Compensation Program.

            FOR |_|           AGAINST |_|       ABSTAIN |_|

4. To ratify the appointment of Amper, Politziner & Mattia P.C. as Escala's independent registered public accounting firm for the fiscal year ending June 30, 2006.

            FOR |_|           AGAINST |_|       ABSTAIN |_|

5. To conduct such other matters incident to the conduct of the meeting, including any adjournment or adjournments thereof.

            FOR |_|           AGAINST |_|       ABSTAIN |_|

      The Board of Directors recommends you vote "FOR" the above proposals.

      This proxy when properly executed will be voted in the manner directed above. In the absence of direction for the above proposal, this proxy will be voted "FOR" that proposal.

(Continued on the other side.)

      PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

      Please print the stockholder name exactly as it appears on this proxy. If the shares are registered in more than one name, the signature of each person in whose name the shares are registered is required. A corporation should sign in its full corporate name, with a duly authorized officer signing on behalf of the corporation and stating his or her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. A partnership should sign in its partnership name, with an authorized person signing on behalf of the partnership.

                                    Dated: ____________, 2005


                                    __________________________________________
                                    (Print Name)


                                    __________________________________________
                                    (Authorized Signature)


      I plan to attend the annual meeting in person:

                        |_|   Yes

                        |_|   No

Exhibit A


                               ESCALA GROUP, INC.

                  Amended and Restated Audit Committee Charter

      This Audit Committee Charter ("Charter") has been adopted by the Board of Directors (the "Board") of Escala Group, Inc. (the "Company"). The Audit Committee of the Board (the "Committee") shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Membership; Organization

      The membership of the Committee shall consist of three or more directors as determined by the Board, each of whom shall be free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence requirements for serving on audit committees as set forth in the listing standards of the Nasdaq National Market (the "Nasdaq"). In addition, each Committee member shall meet the requirements for "financial literacy" and at least one member shall have "accounting or related financial management expertise", as such terms are defined in the applicable listing standards of the Nasdaq.

      Members of the Committee shall be appointed by the Board. The Board may remove members of the Committee with or without cause at any time. Unless a chairman of the Committee is appointed by the Board, the members of the Committee shall elect a chairman of the Committee by majority vote of the full Committee membership. The chairman shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, making regular reports to the Board, and maintaining regular liaison with the Chief Executive Officer, Chief Financial Officer, the lead independent audit partner, and the director of internal audit.

      The Committee shall meet at least four times annually or more frequently as circumstances dictate. A majority of the members shall constitute a quorum. If a quorum is present, a majority of the members present shall decide any question brought before the Committee. The chairman of the Committee may call a meeting of the Committee upon due notice to each other member at least twenty-four hours prior to the meeting and any member of the Committee may do so upon due notice at least forty-eight hours prior to the meeting.

      The Committee shall maintain free and open communication (including private executive sessions at least annually) with the independent auditors, the internal auditors, and Company management. In discharging its oversight role, the Committee shall have full access to all Company books, records, facilities, personnel, and outside professionals. The Committee may retain such independent counsel and other advisors as it determines are necessary to carry out its duties. The Company shall provide such funding as the Committee determines is appropriate in connection with the retention of such advisors and the compensation of any independent auditor for audit, review or attest services, as well as for the ordinary administrative expenses of the Committee in carrying out its duties. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board), and (iii) representations made by management as to all audit and non-audit services provided by the auditors to the Company.

Responsibilities

      The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. Each such firm shall report directly to the Committee. The Committee shall also be responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

      The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time and more detailed knowledge and information regarding the Company's accounting, financial and auditing practices than do Committee members. The Committee's job is one of oversight. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and practices and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the annual financial statements, reviewing the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

      Although the Board and the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

o Retaining the independent auditors to audit the annual financial statements of the Company (subject to stockholder ratification, if applicable) and review the quarterly financial statements of the Company. Although the Committee has the sole authority to appoint the independent auditor, the Committee will continue the longstanding practice of recommending that the Board ask the Company's stockholders at their annual meeting to approve the Committee's selection of independent auditor.

o Evaluating the performance of the independent auditors, determining the compensation of the independent auditors and, where appropriate, recommending the replacement of such auditors.

o Either (i) approving, in advance, the engagement of the independent auditors to perform any audit or permissible non-audit service or (ii) establishing pre-approval policies and procedures for such services in accordance with Rule 2-01(c)(7) of Regulation S-X. The Committee shall not approve the engagement of the independent auditors to render any of the non-audit services which are prohibited by Rule 2-01(c)(4) of Regulation S-X.

o Annually obtaining from the independent auditors a formal written statement describing all relationships between the auditors and the Company, addressing the matters set forth in Independence Standards Board Standard No. 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships that may impact the objectivity and independence of the auditors and shall consider whether the independent auditors' provision of permissible non-audit services to the Company, if any, is compatible with the auditors' independence. The Committee shall take appropriate actions to satisfy itself as to the auditors' independence.

o Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61, as modified or supplemented, and consideration of the quality of the Company's accounting principles as applied in its financial reporting. Such discussions may include a review of particularly sensitive accounting estimates, reserves and accruals, review of judgmental areas, review of audit adjustments, review of risk exposures that may have a material impact on the Company's financial statements and the steps management has taken to monitor and control such exposures, and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on its review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K (or the Annual Report to Stockholders, if distributed prior to the filing of the Form 10-K).

o Obtaining from the independent auditors timely (in accordance with Rule 2-07 of Regulation S-X) reports regarding critical accounting policies and procedures to be used in an audit, all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management (including the ramifications of the use of the alternative disclosures and treatments and the treatment preferred by the independent auditors), and other material written communications between the independent auditors and management (such as any management letters provided by the auditors and any Company response to such letters and any schedules of unadjusted differences).

o Preparing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission, and submitting such report to the Board for approval.

o Overseeing the relationship with the independent auditors, including discussing with the auditors the planning and staffing of the audit and the nature and rigor of the audit process, receiving and reviewing audit reports, reviewing with the auditors any problems or difficulties the auditors may have encountered in carrying out their responsibilities, and providing the auditors full access to the Committee and the Board to report on all appropriate matters.

o Providing oversight of the Company's auditing, accounting and financial reporting principles, policies, controls, procedures and practices, and reviewing significant changes to the foregoing as suggested by the independent auditors, internal auditors or management.

o Reviewing with management and the independent auditors the interim financial information prior to the Company's filing of each Form 10-Q; this review shall be done by the Committee as a whole or through the Committee chairman.

o Annually obtaining from the independent auditors a formal written statement of the fees billed for audit services, audit-related services, tax services and all other services rendered by the independent auditors for the most recent fiscal year, as well as the nature of the services comprising the fees disclosed under each category other than audit fees, the percentage of hours expended on the audit engagement that were attributed to persons other than the auditors' full-time, permanent employees (if greater than 50%) and the percentage of services under each category (other than audit fees) that were approved by the Committee after the provision of services under the "de minimis" safe harbor of Rule 2-01(c)(7) of Regulation S-X.

o Reviewing and approving all "related party" transactions which would be required to be disclosed under Item 404 of Regulation S-K.

o Discussing with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal audit controls and procedures and the internal audit function's organization, responsibilities, plans, results, budget and staffing, as well as providing oversight to internal audit activities, including review of significant reports prepared by the internal auditors, and management's response.

o Reviewing any disagreements between management and the independent auditor in connection with the preparation of the financial statements. The Committee shall resolve any disagreements between management and the independent auditor regarding financial reporting. The

      Committee shall review any significant difficulties reported by the independent auditor in conducting the audit, including any restrictions on the scope of work or access to required information.

o Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

o Evaluating the rotation of the independent auditor as well as the rotation of the lead audit and reviewing partners at the independent auditor. The Committee shall confirm, in consultation with the independent auditor, that the lead audit and reviewing partners assigned by the independent auditor have been rotated in compliance with Rule 2-01(c)(6) of Regulation S-X.

o Establishing and maintaining procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting or auditing matters.

o Establishing and maintaining procedures for the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.

o Reviewing and investigating any matters pertaining to the integrity of management, including conflicts of interests or adherence to standards of business conduct as required in the Company's policies, including the Company's Code of Ethics for the Chief Executive Officer and senior financial officers and any other code of business conduct that may be in effect from time to time. The Committee shall review and assess the adequacy of all such codes from time to time.

o Reviewing and recommending appropriate insurance coverage for directors and officers.

o Reporting its activities to the full Board and making such recommendations with respect to the above and any other matters as the Committee may deem necessary or appropriate.

Exhibit B


                               ESCALA GROUP, INC.

                         Compensation Committee Charter


Role
----

The Compensation Committee's role is to discharge the Board's responsibilities relating to compensation of the Company's executives, to produce an annual report on executive compensation for inclusion in the Company's proxy statement, and to oversee and advise the Board on the adoption of policies that govern the Company's compensation programs, including stock and benefit plans.

Membership
----------

The membership of the Committee consists of at least three directors, at least two of whom is to be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment. Applicable laws and regulations will be followed in evaluating a member's independence. The Board appoints the chairperson. Each member of the Committee shall have experience in general management, law, finance and knowledge of the Company.

Operations
----------

The Committee meets at two times a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions to the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Compensation Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.

Authority
---------

The Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

Responsibilities
----------------

      The principal responsibilities and functions of the Compensation Committee are as follows:

1. Review the competitiveness of the Company's executive compensation programs to ensure (a) the attraction and retention of corporate officers,
      (b) the motivation of corporate officers to achieve the Company's business objectives, and (c) to align the interest of key leadership with the long-term interests of the Company's shareholders.

2. Review trends in management compensation, oversee the development of new compensation plans and, when necessary, approve the revision of existing plans.

3.    Review the performance of executive management.

4. Review and approve CEO goals and objectives, evaluate CEO performance in light of these corporate objectives, and recommend to the Board for approval CEO compensation levels consistent with company philosophy.

5. Recommend to the Board for approval the salaries, bonus and other compensation for all executive officers of the Company (including the CEO and new executive officers).

6. Recommend to the Board for approval termination packages for executive officers (including the CEO).

7. Review and approve the awards made under any executive officer bonus plan, and provide an appropriate report to the Board.

8. Review and approve all compensation to Board members and members of Committees of the Board, with due regard to the motivation of directors, the alignment of directors' interests with those of the shareholders and practices at comparable companies.

9. Develop and oversee an overall evaluation process and compensation structure for the Company at large with respect to senior officers; oversee management's implementation of such process.

10. Review and discuss with the Board and executive officers plans for officer development and corporate succession plans for the CEO and other executive officers.

11. Produce an annual Report of the Compensation Committee on Executive Compensation for the Company's annual proxy statement in compliance with applicable Securities and Exchange Commission rules and regulations and relevant listing authority.

12. Review and make recommendations concerning long-term incentive compensation plans, including the use of stock options and other equity-based plans for all directors and executive officers. The Committee will act on behalf of the Board as the "Committee" established to administer equity-based and employee benefit plans to directors and executive officers, and as such will discharge any responsibilities imposed on the Committee under those plans, including making and authorizing grants, in accordance with the terms of those plans (it being understood that the "Stock Option Committee" will serve such function with respect to all other employees of and consultants to the Company).

13.   Annually evaluate the Committee's performance and this Charter.

Exhibit C


                               ESCALA GROUP, INC.

                          Nominating Committee Charter

Process for Identifying Candidates for Director
-----------------------------------------------

1. The Committee shall formulate a process to identify candidates to be recommended to the Board for nomination as directors.

2.    This process shall at a minimum-

      o reflect the minimum qualifications that in the view of the Committee are required for membership on the Board;

      o reflect any additional qualifications that in the view of the Committee are required of one or more members of the Board;

      o provide for the consideration of the qualifications, performance and contributions of incumbent Board members who consent to re-election;

      o provide for the identification and evaluation of potential nominees for positions for which the Committee does not select qualified incumbents for re-election; and

      o     provide for appropriate documentation of the nominations process.

3. The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving the Company the benefit of the familiarity and insight into the Company's affairs that its directors have accumulated during their tenure, while contributing to the Board's ability to work as a collective body. Accordingly, the process of the Committee for identifying nominees shall reflect the Company's practice of re-nominating incumbent directors who continue to satisfy the Committee's criteria for membership on the Board, whom the Committee believes will continue to make important contributions to the Board and who consent to continue their service on the Board.

Policy and Procedures Regarding Nominating Recommendations of Security Holders
------------------------------------------------------------------------------

1. The Committee shall formulate and recommend for adoption to the full Board a policy regarding consideration of nominees for election to the Board of Directors who are recommended by security holders of the Company.

2. The policy shall state at a minimum that the Committee will consider candidates nominated by stockholders of the Company.

3. The policy shall contain any other elements that the Committee deems appropriate. These elements may include requirements relating to share ownership of recommending security holders; qualifications of recommended candidates; and compliance with procedures for submission of recommendations.

4. The Committee shall adopt procedures for the submission of stockholder nominating recommendations to the Committee, consistent with the policy adopted by the Board. These procedures shall at a minimum include requirements and specifications relating to-

      o     the timing for submission of recommendations;

      o     the manner of submission of recommendations;

      o information required to be provided concerning the recommending stockholder;

      o     information required to be provided concerning the proposed nominee;

      o the consent of the proposed nominee to be contacted and interviewed by the Committee; and

      o the consent of the proposed nominee to serve if nominated and elected.

Procedures for Security Holder Communications with the Board
------------------------------------------------------------

1. It is the policy of the Company to facilitate security holder communications to the Board.

2. The Committee shall formulate procedures for security holders to send communications to the Board. These procedures shall at a minimum include requirements and specifications relating to-

      o     the manner in which communications may be sent to the directors;

      o any information required to be provided concerning the communicating security holder or other party;

      o     the process for collecting and organizing communications; and

      o the manner and timing of delivery of communications to the directors.

Policy on Director Attendance at Annual Meetings
------------------------------------------------

1. The Committee shall formulate and recommend to the Board for adoption a policy regarding attendance of directors at annual meetings of the Company' stockholders.

2. The policy may provide for attendance of directors by appropriate means of electronic conferencing.

Exhibit D


              Greg Manning 2000 Plan Incentive Compensation Program

1.    Introduction.
      ------------

      This Greg Manning Incentive Compensation Program (the "Program") is established by Escala Group, Inc. (the "Company") to provide Greg Manning ("Executive") with "performance-based compensation" during his employment within the meaning of Section 162(m)(4) of the Internal Revenue Code of 1986, as amended (the "Code"). The Program has been approved by a committee of the Company's Board of Directors comprised solely of at least two independent directors (the "Committee") and is subject to approval by the shareholders of the Company. Prior to any payment under the Program, the Committee shall certify the amount of the Performance Bonus (as defined below) and/or the Long-Term Incentive Award (as defined below) to which Executive is entitled.

      This Program is an Annex to the employment and consulting agreement between Executive and the Company, dated as of ________ (the "Employment Agreement"), and the provisions of the Employment Agreement, including without limitation, with respect to arbitration of disputes, shall apply to this Program to the extent not inconsistent with the terms of the Program.

2.    Performance Bonus.
      -----------------

      The Company shall pay Executive an annual performance cash bonus (the "Performance Bonus") for each fiscal year during the Term (as defined in the Employment Agreement) equal to (A) an amount equal to the sum of (i) 10% of the Divisional Pre-Tax Income (as defined below) and (ii) 1% of the Company Pre-Tax Income (as defined below), divided by (B) 2; provided, however, that in no event shall the total Performance Bonus exceed $250,000.

      (a) The term "Divisional Pre-Tax Income" shall mean the net income of the Company's North American and Asian Philatelic Auction Division before taxes and deductions for any bonus paid under the Program, as determined by the Company in accordance with its standard accounting practices. Allocations of expenses between divisions of the Company shall be determined by the Company in accordance with its standard practices.

      (b) The term "Company Pre-Tax Income" shall mean the net income of the Company before taxes and deductions for any bonus paid under the Program, less the Divisional Pre-Tax Income, all as determined by the Company in accordance with its standard accounting practices.

      (c) The Performance Bonus shall be paid within thirty days following the issuance of financial statements for the fiscal year in respect of which such bonus is payable, provided that in no event shall the Performance Bonus be paid later than the March 14 next occurring following the end of such fiscal year.

      (d) Except as provided below, Executive must be employed by the Company on the last day of the fiscal year to be eligible for the Performance Bonus.

3.    Long-Term Incentive Award.
      -------------------------

      (a) The Company will pay to Executive in shares of the Company's common stock an amount equal to 50% of the Appreciation in Stock Price (as defined below) for 100,000 shares of common stock of the Company. The "Appreciation in Stock Price" shall mean the appreciation, if any, between (1) the closing price of the common stock of the Company on July 1, 2005, and (2) the Average Closing Price (as defined below) for the period between June 1, 2008 and June 30, 2008.

      (b) Payment of the Long-Term Incentive Award, if any, shall be made on July 31, 2008; provided, however, that if necessary to comply with Section 409A(a)(2)(B)(i) of the Code, and applicable administrative guidance and regulations, such payment shall be made on December 31, 2008. The number of shares payable to Executive shall be based on the closing price of the Company's common stock on June 30, 2008.

      (c) Except as provided below, Executive must be employed by the Company on June 30, 2008 to be eligible for the Long-Term Incentive Award.

4.    Termination of Employment.
      -------------------------

      (a) Subject to Sections 4(c) and 4(d) below, if Executive's employment terminates by reason of Executive's death or becoming Totally Disabled (as defined in the Employment Agreement) or is terminated by the Company without Cause (as defined in Section 4(c) of the Employment Agreement), Executive shall be entitled to:

            (i) any Performance Bonus not yet paid for any fiscal year ending prior to the date of Executive's termination of employment (payable as and when such bonus would have been paid had Executive's employment continued);

            (ii) a prorated portion of the Performance Bonus for the fiscal year in which Executive's employment terminated, based on the number of days Executive was employed by the Company in such fiscal year (the Performance Bonus to be otherwise calculated and paid in accordance with, and subject to, the Program); and

            (iii) payment of the Long-Term Incentive Award in accordance with, and subject to, Section 3 of the Program, provided that in such a case the Appreciation in Stock Price shall be the appreciation, if any, between (1) the closing price of the common stock of the Company on July 1, 2005, and (2) the Average Closing Price for the 30-day period preceding the date of termination of employment. Payment of the Long-Term Incentive Award, if any, shall be made thirty days following the date of termination of employment; provided, however, if necessary to comply with Section 409A(a)(2)(B)(i) of the Code, and applicable administrative guidance and regulations, such payment shall be made six months following the date of termination of employment.

      (b) If Executive's employment is terminated by the Company for Cause (as defined in Section 4(c) of the Employment Agreement) or is terminated by Executive, Executive shall be entitled only to any Performance Bonus not yet paid for any fiscal year ending prior to the date of Executive's termination of employment (payable as and when such bonus would have been paid had Executive's employment continued).

      (c) The payment of any amounts pursuant to Sections 4(a)(ii) and (iii) hereof is expressly conditioned upon the delivery by Executive to the Company of a release in form and substance satisfactory to the Company of any and all claims Executive may have against the Company and its directors, officers, employees, subsidiaries, affiliates, stockholders, successors, assigns, agents and representatives arising out of or related to Executive's employment by the Company and the termination of such employment.

      (d) If, at the time of termination of Executive's employment for any reason, Executive is in material breach of any covenant contained in Section 7 of the Employment Agreement, Executive (or his estate, as applicable) shall not be entitled to any payment (or if payments have commenced, any continued payment) under Sections 4(a)(ii) and (iii) hereof.

5.    Average Closing Price.
      ---------------------

      For purposes of the Program, "Average Closing Price" with respect to a specified period of time shall mean the average of closing prices of the Company's common stock as reported in the Wall Street Journal for those dates during the specified period on which the national stock exchanges are open for business.

Exhibit E


               Jose Miguel Herrero Incentive Compensation Program

1.    Introduction.
      ------------

      This Jose Miguel Herrero Incentive Compensation Program (the "Program") is established by Greg Manning Auctions, Inc. (the "Company") to provide Jose Miguel Herrero ("Executive") with "performance-based compensation" within the meaning of Section 162(m)(4) of the Internal Revenue Code of 1986, as amended (the "Code"). The Program has been approved by a committee of the Company's Board of Directors comprised solely of at least two independent directors (the "Committee") and is subject to approval by the shareholders of the Company. Prior to any payment under the Program, the Committee shall certify the amount of the Performance Bonus (as defined below) and/or the Long-Term Incentive Award (as defined below) to which Executive is entitled.

      This Program is an Annex to the employment agreement between Executive and the Company, dated as of September 27, 2005 (the "Employment Agreement"), and the provisions of the Employment Agreement, including without limitation, with respect to arbitration of disputes, shall apply to this Program to the extent not inconsistent with the terms of the Program.

2.    Performance Bonus.
      -----------------

      The Company shall pay Executive an annual performance cash bonus (the "Performance Bonus") for each fiscal year during the Term equal to (1) the lesser of 1% of the Company Pre-Tax Income (as defined below) and $400,000 (the "Base Bonus Amount"), (2) as adjusted by the Performance Bonus Adjustment (as defined below), if any.

      (a) The term "Company Pre-Tax Income" shall mean the net income of the Company before taxes and deductions for any bonus paid under the Program, determined by the Company in accordance with its standard accounting practices.

      (b) The term "Performance Bonus Adjustment" shall mean (1) if the Average Closing Price (as defined below) for the Company's common stock for the thirty-day period ending on the last day of the fiscal year is at least 15% greater than the Average Closing Price for the thirty-day period ending on the first day of the fiscal year, then the Base Bonus Amount shall be increased by 15%; (2) if the Average Closing Price for the thirty-day period ending on the last day of the fiscal year is less than 15% greater than the Average Closing Price for the thirty-day period ending on the first day of the fiscal year (but has increased over such period), then the Base Bonus Amount shall not be adjusted; and (3) if the Average Closing Price for the thirty-day period ending on the last day of the fiscal year is less than the Average Closing Price for the thirty-day period ending on the first day of the fiscal year, then the Base Bonus Amount shall be decreased by 15%.

      (c) The Performance Bonus shall be paid within thirty days following the issuance of financial statements for the fiscal year in respect of which such bonus is payable, provided that in no event shall the Performance Bonus be paid later than the March 14 next occurring following the end of such fiscal year.

      (d) Except as provided below, Executive must be employed by the Company on the last day of the fiscal year to be eligible for the Performance Bonus.

3.    Long-Term Incentive Award.
      -------------------------

      (a) The Company will pay to Executive in shares of the Company's common stock (the "Long-Term Incentive Award") an amount equal to the greater of:

            (i) (A) the product of (1) 1/2, multiplied by (2) 200,000, multiplied by (3) the appreciation in stock price, if any, between (x) the closing price of the common stock of the Company on July 1, 2005, and (y) the Average Closing Price for the period between June 1, 2008 and June 30, 2008, minus (B) $300,000; and

            (ii)  the sum of

                  (A) the product of (1) 1/2, multiplied by (2) 200,000, multiplied by (3) 1/3, multiplied by (4) the appreciation in stock price, if any, between (x) the closing price of the common stock of the Company on July 1, 2005, and (y) the Average Closing Price for the period between June 1, 2006 and June 30, 2006, plus

                  (B) the product of (1) 1/2, multiplied by (2) 200,000, multiplied by (3) 1/3, multiplied by (4) the appreciation in stock price, if any, between (x) the closing price of the common stock of the Company on July 1, 2005, and (y) the Average Closing Price for the period between June 1, 2007 and June 29, 2007, plus

                  (C) the product of (1) 1/2, multiplied by (2) 200,000, multiplied by (3) 1/3, multiplied by (4) the appreciation in stock price, if any, between (x) the closing price of the common stock of the Company on July 1, 2005, and (y) the Average Closing Price for the period between June 1, 2008 and June 30, 2008, minus $300,000.

      (b) Payment of the Long-Term Incentive Award, if any, shall be made on July 31, 2008; provided, however, that if necessary to comply with Section 409A(a)(2)(B)(i) of the Code, and applicable administrative guidance and regulations, such payment shall be made on December 31, 2008. The number of shares payable to Executive shall be based on the closing price of the Company's common stock on June 30, 2008.

      (c) Except as provided below, Executive must be employed by the Company on June 30, 2008 to be eligible for the Long-Term Incentive Award.

4.    Termination of Employment.
      -------------------------

      (a) Subject to Sections 4(c) and 4(d) below, if Executive's employment terminates for any reason other than by the Company for Cause or by the Executive without Good Reason (as each such term is defined in the Employment Agreement), Executive shall be entitled to:

            (i) any Performance Bonus not yet paid for any fiscal year ending prior to the date of Executive's termination of employment (payable as and when such bonus would have been paid had Executive's employment continued);

            (ii) a prorated portion of the Performance Bonus for the fiscal year in which Executive's employment terminated, based on the number of days Executive was employed by the Company in such fiscal year (the Performance Bonus to be otherwise calculated and paid in accordance with, and subject to, the Program); and

            (iii) payment of the Long-Term Incentive Award in accordance with, and subject to, Section 3 of the Program, provided that in such a case the Company will pay to Executive in shares of the Company's common stock an amount equal to (A) the product of (1) 1/2, multiplied by (2) 200,000, multiplied by (3) the appreciation in stock price, if any, between (x) the closing price of the common stock of the Company on July 1, 2005, and (y) the Average Closing Price for the 30-day period preceding the date of termination, minus (B) $300,000. Payment of the Long-Term Incentive Award, if any, shall be made thirty days following the date of termination; provided, however, if necessary to comply with Section 409A(a)(2)(B)(i) of the Code, and applicable administrative guidance and regulations, such payment shall be made six months following the date of termination.

      (b) If Executive's employment is terminated by the Company for Cause or by Executive without Good Reason, Executive shall be entitled only to any Performance Bonus not yet paid for any fiscal year ending prior to the date of Executive's termination of employment (payable as and when such bonus would have been paid had Executive's employment continued).

      (c) The payment of any amounts pursuant to Sections 4(a)(ii) and (iii) hereof is expressly conditioned upon the delivery by Executive to the Company of a release in form and substance reasonably satisfactory to the Company of any and all claims Executive may have against the Company and its directors, officers, employees, subsidiaries, affiliates, stockholders, successors, assigns, agents and representatives arising out of or related to Executive's employment by the Company and the termination of such employment.

      (d) If, at the time of termination of Executive's employment for any reason, Executive is in material breach of any covenant contained in Section 6 of the Employment Agreement, Executive (or his estate, as applicable) shall not be entitled to any payment (or if payments have commenced, any continued payment) under Sections 4(a)(ii) and (iii) hereof.

5.    Average Closing Price.
      ---------------------

      For purposes of the Program, "Average Closing Price" with respect to a specified period of time shall mean the average of closing prices of the Company's common stock as reported in the Wall Street Journal for those dates during the specified period on which the national stock exchanges are open for business.